May 28, 1999


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Re:      ModaCAD, Inc.
         Preliminary Proxy Statement under the Securities Exchange Act of 1934 File No.: 000-28088

Ladies and Gentlemen:

     Pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934 and on behalf of ModaCAD, Inc. (the "Company"), the following is the Company's Preliminary Proxy Statement with respect to the Company's 1999 Annual Meeting of Shareholders (the "Proxy Statement"), and the form of proxy. The Company intends to mail Definitive Proxy materials to the shareholders of the Company on or about June 10, 1999.



                                    Very truly yours,



                                    Joyce Freedman
                                    Chairman and Co-Chief Executive Officer

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    [ X ]
Filed by a Party other than the Registrant  [   ]
Check the appropriate box:
[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to sect. 240.14a-11(c) or sect. 240.14a-12

                                  MODACAD, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

          1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
          2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
          4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
          5) Total fee paid:

          ----------------------------------------------------------------------

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

          ----------------------------------------------------------------------
          2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
          3) Filing Party:

          ----------------------------------------------------------------------
          4) Date Filed:

         -----------------------------------------------------------------------

                            ModaCAD, Inc. Letterhead




May___, 1999



Dear Shareholder:

     You are cordially invited to attend the 1999 Annual Meeting of the Shareholders of ModaCAD, Inc., which will be held on June 25, 1999, at 2:00 p.m., Pacific Daylight Time, at the principal office of the Company, located at 3861 Sepulveda Blvd, Culver City, California 90230. The accompanying Proxy Statement, which you are urged to read carefully, contains important information regarding matters that will be considered and voted upon at the 1999 Annual Meeting.

     At the Meeting, shareholders will be asked to consider and vote upon several proposals, with respect to all of which your vote is important. Proposals 2 and 3, however, are particularly significant to ModaCAD. Shareholder approval of proposals 2 and 3 will authorize ModaCAD to issue Common Stock upon exercises of warrants ModaCAD granted to (i) four institutional investors and the placement agents as part of the recent sale of Common Stock to those investors (Proposal 2) and (ii) Intel Corporation as part of the recent sale of Common Stock to Intel Corporation in consideration of the termination of a royalty obligation owed to Intel Corporation. Approval of proposals 2 and 3 will provide material benefits to ModaCAD, whereas the failure to approve proposals 2 and 3 will result in potentially substantial financial hardships to ModaCAD, as disclosed in the accompanying Proxy Statement. The Board therefore recommends that shareholders vote FOR each of Proposals 2 and 3.

     You are requested to complete, date and sign the enclosed proxy card and promptly return it in the enclosed envelope, whether or not you plan to attend the 1999 Annual Meeting. If you attend 1999 Annual Meeting, you may vote in person even if you have returned a proxy card.

     On behalf of the Board of Directors, we look forward to seeing you on June 25, 1999.

                              Sincerely yours,


                              Joyce Freedman
                              Chairman and Co-Chief Executive Officer

                              Maurizio Vecchione
                              President and Co-Chief Executive Officer

                                                                Preliminary Copy

                                  MODACAD, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To be held on June 25, 1999


     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of Modacad, Inc., a California corporation (the "Company"), will be held on June 25, 1999, at 2:00 p.m., Pacific Daylight Time, at 3861 Sepulveda Boulevard, Culver City, California 90230, for the following purposes, each as more fully described in the attached Proxy Statement:

     1. To elect  six  directors.  The  names  of the  nominees  intended  to be
     presented  for  election  are:  Joyce  Freedman,  Lee  Freedman,   Maurizio
     Vecchione, F. Stephen Wyle, Peter Frank and Leslie Saleson.

     2. To approve and reserve for issuance (i) up to 919,243 shares of the Company's Common Stock cumulatively issuable to Castle Creek Technology Partners LLC, Marshall Capital Management, Inc., Winfield Capital Corp. and Spinner Global Technology Fund, Ltd. (the "Investor Purchasers"), upon exercise of warrants purchased by the Investor Purchasers pursuant to the April 17, 1999, Securities Purchase Agreement the Company entered into with the Investor Purchasers; and (ii) up to 33,921 shares of the Company's Common Stock issuable to Paine Webber Incorporated and ING Baring Furman Selz LLC (the "Placement Agents"), upon exercise of warrants issued to the Placement Agents in consideration of services rendered to the Company in connection with the sale of the Company's Common Stock and warrants to purchase Common Stock to the Investor Purchasers.

     3. To approve and reserve for issuance up to 538,674 shares of the Company's Common Stock issuable to Intel Corporation ("Intel") upon exercise of warrants purchased by Intel pursuant to the April 7, 1999, Stock and Warrant Purchase and Investor Rights Agreement the Company entered into with Intel.

     4. To approve an amendment to the 1995 Stock Option Plan to increase the number of shares of Common Stock of the Company authorized for issuance under the 1995 Stock Option Plan by 850,000 shares to a cumulative total of 2,500,000 shares.

     5. To approve an amendment to the Company's Amended and Restated Articles of Incorporation to change the name of the Company from "Modacad, Inc." to "Styleclick.com Inc."

     6. To ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

     7. To transact other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Only record holders of Common Stock at the close of business on May 4, 1999, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation and the presence of a quorum at the Annual Meeting, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.


                                   By Order of the Board of Directors



                                   Joyce Freedman
                                   Chairman



Los Angeles, California
May     , 1999
   -----

                                  MODACAD,INC.

                               PROXY STATEMENT FOR
                       1999 ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Modacad, Inc., a California corporation ("Modacad" or the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on
Friday,  June  25,  1999,  at  2:00  p.m.  Pacific  Daylight  Time,  or  at  any
adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company, at 3861 Sepulveda Boulevard, Culver City, California 90230.

     These proxy solicitation materials were first mailed on or about May [ ], 1999 to all shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on May 4, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 7,401,515 shares of Common Stock were issued and outstanding.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

     On all matters, each share of Common Stock has one vote. A majority of the outstanding shares of Common Stock must be present or represented at the Annual Meeting in order to have a quorum. Except with respect to the election of directors (Proposal 1) and the proposal to amend the Company's Articles of Incorporation to change its name (Proposal 5), the affirmative vote of a majority of shares present, represented and voting in person or by proxy, at a duly held meeting where a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required under California law for the approval of matters submitted to the shareholders for a vote. In the election of directors, the six candidates receiving the highest number of affirmative votes will be elected. Proposal 5 requires the affirmative vote of a majority of the shares outstanding. Abstentions are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as voting for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter as to certain shares ("broker non-vote"), those shares will not be considered as voting with respect to that matter. Broker non-votes, however, will be counted for purposes of determining a quorum.

     The Company's Bylaws provide that a shareholder may cumulate such shareholder's votes for nominated directors if such shareholder gives notice, at the shareholder meeting prior to the voting, of such shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. No such notice has been given, thus there will be no cumulative voting for directors at the Annual Meeting.

     The costs of this solicitation will be borne by the Company. Although there are no formal agreements to do so, the Company may reimburse brokerage houses or other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. The Company may conduct further solicitation personally, telephonically or by facsimile through its directors, officers and employees, none of whom will receive additional compensation for assisting with the solicitation.

     Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (Proposal 1), FOR Proposals 2, 3,4,5 and 6, and in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting.

Deadline for Receipt of Shareholder Proposals

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the next annual meeting of shareholders of the Company to be held after the Annual Meeting must be received by the Company no later than December 31, 1999, in order that they may be included in the proxy statement and form of proxy relating to that annual meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company by certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for June 25, 1999.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     A board of six directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the six nominees named below, all of whom are currently directors of the Company. It is not expected that any nominee will be unable or will decline to serve as a director. If, however, any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and not for a greater number of persons than the number of nominees listed below. The term of office of each person elected as a director at the Annual Meeting will continue until the next annual meeting of shareholders and such time as his or her successor is duly elected and qualified or until his or her earlier resignation, removal or death.

     The names of the nominees, all of whom are currently directors of the Company, and certain information about them, are set forth below:

Name                      Age               Positions
Joyce Freedman            64        Chairman of the Board and Co-Chief Executive
                                    Officer
Maurizio Vecchione        37        President, Co-Chief Executive Officer and
                                    Director
Lee Freedman              75        Vice President, Finance, Chief Financial
                                    Officer and Director
F. Stephen Wyle(1)(2)     55        Director
Peter Frank(1)            73        Director
Leslie Saleson(1)(2)      46        Director
----------------------------
(1)  Member of the Compensation Committee
(2)  Member of the Audit Committee

     Joyce Freedman is a founder of the Company and has served as a director since its incorporation in February 1988. Ms. Freedman has served as Chairman of the Board of the Company since its incorporation, a position to which she was formally elected in January 1996. From February 1988 to December 1997, Ms. Freedman also served as President of the Company and, in January 1998, became Chief Executive Officer. In May 1999, Maurizio Vecchione was elected by the Board of Directors to serve with Ms. Freedman as Co-Chief Executive Officer of the Company. From January 1986 to February 1988, Ms. Freedman was the Chief Executive Officer of Compu-Arch, a sole proprietorship in which she authored and marketed computer software for architects, interior designers and engineers. Ms. Freedman holds a Master of Architecture degree from the Southern California Institute of Architecture and engaged in private practice as an architect from December 1984 to January 1986. Ms. Freedman is the wife of Lee Freedman.

     Maurizio Vecchione is a founder of the Company and has served as a director since its incorporation. From February 1988 to December 1997, he served as an Executive Vice President of the Company, became President and Chief Operating Officer of the Company in January 1998, and was elected to serve with Joyce Freedman as Co-Chief Executive Officer of the Company in May 1999. From March 1982 to February 1988, Mr. Vecchione held various executive, technical and marketing positions with CAECO Inc. (subsequently acquired by Mentor Graphics), a large CAD/CAM software developer, Tektronix Corporation, a Fortune 500 computer graphics systems and instrumentation manufacturer, Photomatrix Engineering, Inc., an imaging and computer graphics software developer, and Proprietary Software Systems Inc., an imaging software developer and subsidiary of General Dynamics, a defense contractor. Prior to entering private industry, Mr. Vecchione performed computer science research for a variety of scientific institutions, including the NASA Space Science Laboratory. Mr. Vecchione is the husband of Andrea Vecchione. Andrea Vecchione is currently a director of the Company but will not stand for re-election at the Annual Meeting.

     Lee Freedman has served as the Company's Vice President, Finance, Chief Financial Officer and as a director since its incorporation. From 1983 to 1988, Mr. Freedman was engaged in private practice as a business consultant. From 1957 to 1983, he was employed by HRT Industries Inc., then a New York Stock Exchange listed company, which operated a chain of discount department and retail specialty stores, and held the position of Executive Vice President for most of that time. Mr. Freedman is the husband of Joyce Freedman.

     F. Stephen Wyle became a director of the Company in January 1996. Since January 1999, Mr. Wyle has been Chairman and Chief Executive Officer of Wyle Telemedicine, a developmental stage company producing portable diagnostic telemedicine for primary health care application. From December 1994 to January 1999, Mr. Wyle was Chairman of Wyle Laboratories, a diversified engineering and testing company serving aerospace, nuclear power and commercial markets. From February 1991 to December 1994, Mr. Wyle was an independent consultant providing strategic marketing and financing assistance to early-stage, technology-based companies. From October 1988 to February 1991, Mr. Wyle was the President of Trancel Corporation (formerly Cell Biotech, Inc.) which was engaged in the development of a long-term treatment for Type I diabetes.

     Peter Frank became a director of the Company in November 1996. Since 1965, Mr. Frank has been President of Los Angeles-based Managing Directors, Ltd., which he founded as an independent investment banking firm specializing in the funding of small cap companies as well as in mergers and acquisitions. In 1993, Mr. Frank founded, and is President of, Baltic Treasures, Ltd. (operating as Bamburi), a manufacturer and importer of antique furniture from Latvia and Western Russia which is sold to retail stores in the United States.

     Leslie Saleson became a director of the Company in November 1997. Since November 1998, Ms. Saleson has been President and Chief Operating Officer of Abbott Resource Group, Inc., a privately held company based in Irvine, California. From April 1997 to November 1998, Ms. Saleson served as an independent financial advisor to several corporations. From February 1994 to April 1997, Ms. Saleson was a managing director of The Westcott Group, a Beverly Hills-based merchant bank. From 1990 to 1993 Ms. Saleson was an owner, Co-Chief Executive Officer and Chief Financial Officer of Pogens, Inc., a packaged cookie manufacturer. In 1981, Ms. Saleson founded Saleson and Company, Inc., an investment banking firm, where she served as President until 1990.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

Information Regarding the Board of Directors and its Committees

     The Company's Bylaws currently provide that the number of directors of the Company shall not be less than four nor more than seven, and that the exact number of authorized directors shall be set from time to time, within the limits specified above, by a resolution duly adopted by the Board of Directors or the shareholders. The number of authorized directors is currently seven. The Company's Bylaws also provide that, except for a vacancy created by the removal of a director, all vacancies on the Board of Directors, whether caused by resignation, death, or otherwise, may be filled by a majority of the remaining directors, and each director so elected shall hold office until his or her successor is elected at an annual, regular, or special meeting of the shareholders. The shareholders may elect a director to fill any vacancy not filled by the directors.

     Andrea Vecchione, currently a director of the Company, will not stand for re-election at the Annual Meeting. Without Ms. Vecchione, the Board will be comprised of three employee directors and three independent, non-employee directors. As of the date of this Proxy Statement, the Company has not selected a seventh nominee to be added to the six nominees proposed for election herein, to serve as an independent director. Hence, the proxies solicited hereby cannot be voted for a greater number of persons than the number of nominees named herein. The Company, however, intends to fill the vacancy on the Board of Directors with an independent nominee, as soon as such nominee can be identified, approved, and agrees to join the Board, by a majority vote of the remaining directors. In such a case, such newly-elected director shall serve as a director until the next annual meeting of shareholders after the Annual Meeting and such time as his or her successor is duly elected and qualified or until his or her earlier resignation, removal or death.

     The Board of Directors held a total of four meetings and acted by unanimous written consent six times during 1998.

     The Compensation Committee of the Board, which comprises F. Stephen Wyle, Peter Frank and Leslie Saleson, met twice during 1998. The Compensation Committee has been granted the powers and authority of the Board of Directors in the evaluation and determination of compensation of officers and employees of the Company, compensation policies and such other matters related to compensation as the Board of Directors may from time to time delegate.

     The Audit Committee currently comprises F. Stephen Wyle and Leslie Saleson. The Audit Committee met once and acted by unanimous written consent once during 1998. The Audit Committee recommends the engagement of independent auditors, reviews the scope and results of their audits, reviews with the independent auditors and management the Company's accounting and reporting principles, policies and practices, and generally performs functions related to financial matters of the Company.

     The Company does not have a nominating committee or any committee performing the function thereof.

Executive Officers

     The executive officers of the Company, and certain information about them, are as follows:

Name                   Age              Positions
Joyce Freedman         64         Chairman of the Board and Co-Chief Executive
                                  Officer
Maurizio Vecchione     37         Co-Chief Executive Officer, Chief Operating
                                  Officer and Director
Lee Freedman           75         Vice President, Finance, Chief Financial
                                  Officer and Director
Linda Freedman         40         Vice President, Marketing
Steven Gentry          39         Vice President, Engineering

     Officers are appointed by and serve at the discretion of the Board of Directors. All officers were appointed for terms ending upon their deaths, resignations, removal or appointment and qualification of a successor. For information concerning Joyce Freedman, Maurizio Vecchione and Lee Freedman, see "Proposal 1 - Election of Directors" above.

     Linda Freedman has served in the capacity of Vice President, Marketing of the Company since October 1988, a position to which she was formally elected in January 1996. From February 1984 to September 1988, she served as Advertising Director for Baker Communications, Inc., which publishes Beverly Hills 213, a Beverly Hills-based newspaper. Linda Freedman is the daughter of Joyce and Lee Freedman.

     Steven Gentry joined the Company in June 1992 as a Senior Product Manager, in March 1995 became the Company's Director of Engineering, in April 1997 became the Company's Director of Research and Development, in October 1997 became the Company's Chief Technology Officer and, in February 1998 was appointed to the position of Vice President, Engineering. From June 1989 to June 1992, Mr. Gentry was self-employed, using the trade name Segtec, and engaged in the development of software for the consumer entertainment market.

Certain Relationships and Related Transactions

     The Company has employment agreements with certain executive officers. See "Executive Compensation-Employment Contracts" below.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's directors and officers and persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC"). The specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this report any failure to file by the established dates. To the knowledge of the Company and based solely on a review of the Section 16(a) reports furnished to the Company during 1998, none of the Company's directors, officers or persons holding more than ten percent of the Company's Common Stock were delinquent in filing reports pursuant to Section 16(a) of the Exchange Act.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table summarizes the compensation paid during each of 1998, 1997 and 1996 to the Company's chief executive officer and other executive officers whose compensation exceeded $100,000 in 1998:

                                                               Long-Term
                                               Other      Compensation Awards
                                               Annual  -------------------------
                                               Compen-   Restricted   Securities
Name and             Fiscal                    sation   Stock Awards  Underlying
Principal Position    Year    Salary    Bonus    (1)         (2)       Options
--------------------------------------------------------------------------------
Joyce Freedman       1998   $200,000  $100,000   $7,200    $ 0        200,000
Chairman of the      1997   $150,000   $20,999   $4,800    $ 0         37,227
Board and Chief      1996   $150,000   $36,619   $4,800    $ 0             0
Executive Officer

Maurizio Vecchione   1998   $200,000  $100,000   $7,200    $ 0        200,000
President & Chief    1997   $150,000   $20,999   $4,800    $ 0         37,227
Operating Officer    1996   $150,000   $36,619   $4,800    $ 0             0

Lee Freedman         1998   $125,000   $   0     $4,800    $ 0         50,000
Vice President,      1997   $125,000   $   0     $4,800    $ 0             0
Finance & Chief      1996   $125,000   $   0     $4,800    $ 0             0
Financial Officer

Linda Freedman       1998   $125,000   $   0     $4,800    $ 0         85,000(3)
Vice President,      1997   $100,000   $32,261   $4,800    $ 0         55,000
Marketing            1996   $106,029   $24,710   $4,800    $25,965         0

Steven Gentry        1998   $120,000   $   0     $ 0       $39,687(4)  25,000
Vice President,      1997   $100,000   $   0     $ 0       $ 0             0
Engineering          1996    $90,833   $   0     $ 0       $19,470    180,000

____________________

(1)  Other Annual Compensation consists of automobile allowances.

(2) As of December 31, 1998, Linda Freedman held 2,596 restricted shares valued at $44, 132, and Steven Gentry held 6,490 restricted shares valued at $110,330, which values are based on the market value of the Company's Common Stock of $17.00 per share at December 31, 1998. The Company pays no dividends on Common Stock.

(3) Consists of options to purchase 25, 000 shares granted during 1998 and options to purchase 60,000 shares granted in previous years which were repriced during 1998.

(4) Consists of 2,597 shares of restricted Common Stock granted to Steven Gentry during 1998, all of which shares were vested as of December 31, 1998. The Company currently pays no dividends on Common Stock.

Option Grants in Last Fiscal Year

     The following table sets forth information concerning option grants during fiscal year 1998 to each of the executive officers named in the Summary Compensation Table on page 7 who received stock option grants in 1998. The Company has not granted any stock appreciation rights (SARs). Unless otherwise indicated in the footnotes, all options had vested and were exercisable as of December 31, 1998.


                                Individual Grants
--------------------------------------------------------------------------------
                     Number of       Percent of Total   Exercise or
                Shares Underlying   Options Granted      Base Price   Expiration
    Name         Options Granted     to Employees in       ($/Sh)       Date
                                      Fiscal Year (1)
--------------------------------------------------------------------------------
Joyce Freedman      200,000(2)          23.8%            $15.88           4/7/08
Maurizio Vecchione  200,000(2)          23.8%            $15.88           4/7/08
Lee Freedman         25,000              3.0%            $15.88           4/7/08
Lee Freedman         25,000              3.0%            $16.13          4/15/08
Linda Freedman       25,000              3.0%             $9.50          4/15/08
Linda Freedman       10,000(3)(4)        1.5%(5)          $9.50          8/27/07
Linda Freedman       50,000(3)           7.7%(5)          $9.50         10/26/07
Steven Gentry        25,000              3.0%             $9.50          4/15/08

  ____________________

(1) The Company granted options to purchase an aggregate of 840,000 shares to employees in 1998.

(2) As of December 31, 1998, no options had vested or become exercisable.

(3) Represent options granted during 1998 in connection with option repricings, which repricings were effected through the cancellation of options granted in previous fiscal years and the grant of repriced options.

(4) As of December 31, 1998, 4,000 options had vested and were exercisable, and the balance will vest and become exercisable in three 2,000 share installments on October 24 of 1999, 2000 and 2001.

(5) The Company repriced options to purchase an aggregate of 649,000 shares in 1998.

Option Exercises and Year End Value Table

The following table sets forth information concerning option exercises during the last fiscal year by the executive officers named in the Summary Compensation Table on page 7 and the value of options held by such officers as of December 31, 1998:

                                    Number of Securities   Value of Unexercised
                                     Underlying Options    In-the-Money Options
                                    at December 31, 1998   at December 31, 1998
                                                                           (1)
                                    --------------------   ---------------------
                  Shares       Value
                  Acquired    Realized
   Name          on Exercise    ($)           Unexercisable        Unexercisable
                     (#)             Exercisable          Exercisable
--------------------------------------------------------------------------------
Joyce Freedman          0          0     37,227   200,000           0   $224,000
Maurizio Vecchione      0          0     37,227   200,000           0   $224,000
Lee Freedman            0          0     50,000         0     $50,000          0
Linda Freedman          0          0     82,000     6,000    $625,890    $45,000
Steven Gentry      35,000   $406,875    160,000         0  $1,807,500          0

____________________

(1) Dollar value is based on the market value of the Company's Common Stock of $17.00 per share at December 31, 1998 minus the per share exercise price.


Compensation of Directors

     Three non-employee members of the Board of Directors, Leslie Saleson, Peter Frank and Andrea Vecchione, received compensation in the form of warrants to purchase shares of Common Stock from the Company in 1998 for their service on the Board. In October 1998, the Company granted to each of Peter Frank, Leslie Saleson and Andrea Vecchione ten-year warrants to purchase 6,000 shares of Common Stock at an exercise price of $9.50 per share, 2,000 shares of which vested immediately and the balance of which vest in two 2,000 share installments on October 9 of 1999 and 2000. In October 1998, the Company repriced five-year warrants which had been granted to F. Stephen Wyle during 1997 to purchase a total of 8,000 shares of Common Stock, changing the exercise price on such warrants from $16.375 per share to $9.50 per share, which price was approximately equal to the average closing price of the Company's Common Stock on the Nasdaq National Market for the five trading days ended October 9, 1998. Also in October 1998, the Company repriced ten-year warrants that had been granted during 1997 to each of Leslie Saleson and Andrea Vecchione to purchase 2,000 shares of Common Stock at an exercise price of $17.25 per share, changing such exercise price to $9.50 per share, which price was approximately equal to the average closing price of the Company's Common Stock on the Nasdaq National Market for the five trading days ended October 9, 1998.

Employment Contracts

     Effective January 1, 1998, the Company entered into employment agreements with Joyce Freedman, as Chairman of the Board and Chief Executive Officer, and Maurizio Vecchione, as President and Chief Operating Officer, which have terms expiring December 31, 2005. The employment agreements each provide for an annual salary of $200,000, a signing bonus of $100,000 and a monthly automobile allowance of $600. Each employment agreement further provides for an annual performance bonus payable for each calendar year during the term of the agreement, in an amount to be determined by the Compensation Committee of the Board. In addition, in connection with the employment agreements, the Company granted to each of Ms. Freedman and Mr. Vecchione a five-year option to purchase 200,000 shares of Common Stock. Such options vest and become exercisable as follows: if the closing sale price of the Company's Common Stock is greater than $10 per share for a period of 20 consecutive trading days in any fiscal year during the term of the employment agreement, options to purchase 50 shares of Common Stock for each $1,000 of net income (before deductions for taxes and executive bonuses) of the Company in such calendar year vest and become exercisable at an exercise price equal to the market value per share on the grant date. No options granted under these employment agreements vested or became exercisable for either Ms. Freedman or Mr. Vecchione during 1998.

Option Repricings

     The following table sets forth information concerning repricings during fiscal 1998 of options held by the executive officers named in the Summary Compensation Table on page 7, and the value of options held by such officers as of December 31, 1998:

                          Number of    Market                         Length of
                           Shares     Price of    Exercise             Original
                          Underlying   Stock at   Price at           Option Term
                           Options     Time of    time of    New    Remaining at
                           Repriced   Repricing   Repricing  Exercise    Date of
Name & Position     Date      (#)        ($)        ($)      Price($)  Repricing
--------------------------------------------------------------------------------
Linda Freedman
Vice President,   10/9/98   10,000      9.00       14.75     9.50      8 years,
Marketing                                                             11  months

Linda Freedman    10/9/98   50,000      9.00       17.50     9.50       9 years

Linda Freedman   10/9/98    25,000      9.00       16.13     9.50       9 years,
                                                                        6 months
Steven Gentry
Vice President,  10/9/98    25,000      9.00       16.13     9.50       9 years,
Engineering                                                             6 months

____________________

REPORT ON THE REPRICING OF OPTIONS

     The Compensation Committee of the Board of Directors of the Company (the "Committee") has furnished the following report regarding the repricing of options during fiscal 1998.

     In 1995, the Company established the 1995 Stock Option Plan (the "1995 Plan"). The purposes of the 1995 Plan are to attract and retain the best available personnel, to promote the success and enhance the value of the Company by providing participants with incentives for outstanding performance, and to enable participants to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company. The
Committee believes that such equity incentives are a significant factor in the Company's ability to motivate key employees who are critical to the Company's long-term success and its ability to achieve its performance objectives, and that stock options constitute one of the primary components of the Company's compensation structure. When awarding stock options, the Company takes into consideration the individual's past performance and contribution to the Company, as well as future potential. Up to an aggregate number of 1,650,000 shares may currently be granted under the 1995 Plan.

     In October 1998, the Company considered the repricing of certain existing stock options that, as a result of various market circumstances, were at option exercise prices in excess of the then-current market price of the common stock of the Company. The Committee and the Board believed that, as a result of the disparity between the exercise price of these options and the recent market prices for the Company's Common Stock, the options no longer provided meaningful incentives to the employee holding such options. Consequently, on October 9, 1998 the Board approved the repricing of certain outstanding employee stock options previously granted under the 1995 Plan to $9.50 per share, which was approximately equal to the average closing price of the Company's Common Stock on the Nasdaq National Market for the five trading days ended October 9, 1998. The transaction was accomplished through the cancellation of the previously granted options and a grant of the repriced options. Except for the exercise price, all other terms of the options, including the vesting periods, expiration dates, and number of shares underlying the options, remained unchanged. The reduction of exercise price affected options to purchase 649,000 shares of common stock.

     The  Compensation   Committee   believes  that  by  repricing  the  options
previously granted under the 1995 Plan, the Company has restored the incentive for such employees to work toward the success of the Company.

     Submitted by the members of the Compensation Committee:

              Peter Frank
              Leslie Saleson
              Stephen Wyle


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board of Directors currently consists of F. Stephen Wyle, Leslie Saleson and Peter Frank. None of these individuals was an officer or employee of the Company at any time during the 1998 Fiscal Year or at any other time. No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Committee Responsibilities

     The Compensation Committee of the Board of Directors is comprised of three non-employee Directors. Compensation Committee responsibilities, in connection with the compensation of executive officers of the Company, including the executive officers named in the Summary Compensation Table on page 7 (the "Named Executive Officers"), include the review and recommendations with respect to the base salary levels of the executive officers of the Company, performance-based compensation arrangements, the Company's stock option plan, all employment agreements and amendments thereof, the Company's retirement plan, and all other aspects of compensation.

Overall Compensation Philosophy

     The underlying objectives of the Company's compensation philosophy and strategy for executive officers are: (i) to provide a total compensation package for officers that is competitive and enables the Company to attract and retain key executive and employee talent needed to accomplish the Company's business objectives and (ii) to link directly compensation to improvements in Company performance and increases in shareholder value as measured principally by the trading price of the Company's common stock. Accordingly, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals and to appreciation in the Company's common stock share price.

     The basic elements of the Company's executive compensation packages are base salary, bonus and long-term incentive compensation. The Compensation Committee considers the full compensation package provided by the Company to each individual, including severance arrangements, insurance and other benefits.

Base Salaries

     Individual salaries for specified executives are reviewed annually and adjusted based on the Compensation Committee's assessment as to individual responsibilities and performance over time. When reviewing the individual performance of executives other than the Co-Chief Executive Officers, the Compensation Committee considers the views of the Co-Chief Executive Officers. The Company's approach to base compensation is to adjust salaries where appropriate and as competitive forces may require, to control the fixed portion of compensation costs, and to place significant emphasis on long-term incentive compensation, as further discussed below.

Long Term Incentive Compensation

     The  Compensation  Committee  believes  that  in  the  highly  competitive, emerging markets in which the Company operates, equity-based compensation provides the greatest incentive for outstanding executive performance and the greatest alignment of management and shareholder long-term interests. Equity-based incentives are provided primarily through stock option grants under the Company's 1995 Stock Option Plan (the "1995 Plan"). The grants are designed to align the interests of each executive officer with those of the Company's shareholders and provide each individual with a meaningful incentive to manage the Company from the perspective of an owner with an equity stake in the business.

     The shares subject to option grants under the 1995 Plan generally vest in installments over a period of up to five years, contingent upon the executive officer's continued employment with the Company, or upon the satisfactory attainment of certain performance objectives set by the Board. Accordingly, such an option grant will provide a return to an executive officer only if the executive officer remains employed by the Company during the applicable vesting period, or the relevant performance objective is met, and then only if the market price of the underlying shares appreciates over the option term. Each grant allows the individual to acquire shares of the Company's common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years).

     The number of shares subject to each option grant will be set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Compensation Committee will also consider the executive officer's existing holdings of the Company's Common Stock and the number of vested and unvested options held by that individual in order to maintain an appropriate level of equity incentive. However, the Compensation Committee does not intend to observe any specific guidelines as to the relative option holdings of the Company's executive officers. The Board and the

Compensation Committee has the discretion to determine the terms and conditions of options under the 1995 Plan. During 1998, the Company made the following new grants of stock options to Named Executive Officers:

          Joyce Freedman - 200,000 options exercisable at $15.88 per share;

          Maurizio Vecchione - 200,000 options exercisable at $15.88 per share;

          Lee Freedman - 25,000 options exercisable at $15.88 per share; 25,000 options exercisable at $16.13 per share;

          Linda Freedman - 85,000 option exercisable at $9.50 per share; and

          Steven Gentry - 25,000 options exercisable at $9.50 per share.

     The exercise price of such options was equal to the fair market value of the underlying Common Shares on the date of grant, as may have subsequently been adjusted in connection with option repricings, as further discussed under "Executive Compensation-Option Repricings" above. The Compensation Committee considered the amount of options already held by such executive officers in determining the amount of the 1998 grants.

CEO Compensation

     Ms. Freedman and Mr. Vecchione each received a salary of $200,000 and a bonus of $100,000 for 1998. In connection with the employment agreements entered into by the Company with Ms. Freedman and Mr. Vecchione during 1998, each of Ms. Freedman and Mr. Vecchione received a signing bonus of $100,000, and the Company granted to each of Ms. Freedman and Mr. Vecchione a five-year option to purchase 200,000 shares of Common Stock of the Company. Such options have vesting terms tied directly to the Company's performance. The options vest and become exercisable as follows: if the closing sale price of the Company's Common Stock is greater than $10 per share for a period of 20 consecutive trading days in any fiscal year during the term of each employment agreement, options to purchase 50 shares of Common Stock for each $1,000 of net income (before deductions for taxes and executive bonuses) of the Company in such calendar year vest and become exercisable at an exercise price equal to the market value per share on the grant date. No options granted under these employment agreements vested or became exercisable for either Ms. Freedman or Mr. Vecchione during 1998. Neither Ms. Freedman nor Mr. Vecchione were granted additional options during 1998.

Policy on Deductibility of Compensation

     Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 1998 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1999 will exceed that limit. Having considered the requirements of Section 162(m), the Compensation Committee believes that stock option grants to date meet the requirement that such grants be "performance-based" and are, therefore, exempt from the limitations on deductibility. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

Conclusion

     It is  the  opinion  of  the  Compensation  Committee  that  the  executive compensation policies and programs in effect for the Company's executive officers provide an appropriate level of total remuneration which properly aligns the Company's performance and the interests of the Company's stockholders with competitive executive compensation in a balanced and reasonable manner, for both the short and long-term. A significant portion of the Company's executive compensation is linked directly to individual and corporate performance and stock price appreciation, thereby providing long-term incentives to executives to achieve the goals central to the Company's business strategy. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance and returns to shareholders, recognizing that the business cycle from time to time may result in an imbalance for a particular period.

     Submitted by the members of the Compensation Committee:

                           Peter Frank
                           Leslie Saleson
                           Stephen Wyle


STOCK PRICE PERFORMANCE GRAPH

     The graph set forth below compares the cumulative total return on the Common Stock of the Company with the cumulative total return of the Nasdaq U.S. Index and the Hambrecht and Quist Technology Index, resulting from an initial assumed investment of $100 in each and assuming the reinvestment of any dividends, for the period beginning on the date of the Company's initial public offering of Common Stock on March 27, 1996 and ending on December 31, 1998.

         ModaCAD, Inc.   Nasdaq Stock Market (US)   Hambrecht & Quist Technology
Mar.-96     $100.00             $100.00                    $100.00
Dec.-96      140.92              117.50                     121.72
Dec.-97      486.38              144.15                     142.39
Dec.-98      412.12              202.63                     221.27

Note: Stock price performance shown in the Stock Price Performance Graph for the Common Stock is historical and not necessarily indicative of future price performance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENTSECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of May 21, 1999 by: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors;
(iii) each of the executive officers named in the Summary Compensation Table on page 7; and (iv) the current directors and executive officers of the Company as a group:

Name and Address of                Amount and Nature of
Beneficial Owner (1)              Beneficial Ownership (2)   Percent of Class(3)
-------------------------------   ------------------------   -------------------
Joyce Freedman                            1,593,474 (4)                  21.3%
Lee Freedman                              1,364,134 (5)                  18.2%
Intel Corporation                           581,534 (6)                   7.7%
2200 Mission College Blvd
Santa Clara, CA  95052
Maurizio and Andrea Vecchione               458,846 (7)                   6.2%
Castle Creek Technology Partners, LLC       455,218 (8)                   6.2%
77 W. Wacker Drive, Suite 4040
Chicago, IL 60601
Steven Gentry                               166,490 (9)                   2.2%
Linda Freedman                               84,596 (10)                  1.1%
F. Stephen Wyle                               6,000 (11)                    *
128 Maryland Street
El Segundo, California  90245
Peter Frank                                   2,000 (12)                    *
9903 Santa Monica Blvd., Suite 327
Beverly Hills, California  90210
Leslie Saleson                                4,000 (13)                    *
9925 Anthony Place
Beverly Hills, California 90210
All current directors and officers        2,455,358                      31.5%
as a group (9 persons)

____________________

* Less than one percent.

(1) The business address for Joyce Freedman, Lee Freedman, Maurizio and Andrea Vecchione, Steven Gentry and Linda Freedman is 3861 Sepulveda Blvd., Culver City, California 90230.

(2) Except to the extent the shares owned are subject to community property laws or as otherwise indicated, beneficial ownership represents sole voting and sole investment power with respect to the Company's Common Stock. Shares that a person is deemed to beneficially own by reason of having the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage of such person's beneficial ownership.

(3) Based on 7,401,515 total shares outstanding as of May 21, 1999.

(4) Consists of 369,292 shares held by Joyce Freedman as her separate property and with respect to which she does not share voting or investment power with her husband, Lee Freedman, 1,136,955 shares held jointly by Joyce Freedman and Lee Freedman, as to which shares they share voting and investment power, 37,227 shares which may be purchased by Joyce Freedman pursuant to currently exercisable stock options at an exercise price of $20.06 per share, 25,000 shares which may be purchased by Lee Freedman pursuant to currently exercisable stock options at an exercise price of $15.88 per share and 25,000 shares which may be purchased by Lee Freedman pursuant to currently exercisable stock options at an exercise price of $16.13 per share.


(5) Consists of 139,952 shares held by Lee Freedman as his separate property and with respect to which he does not share voting or investment power with his wife, Joyce Freedman, 1,136,955 shares held jointly by Lee Freedman and Joyce Freedman, as to which shares they share voting and investment power, 25,000 shares which may be purchased by Lee Freedman pursuant to currently exercisable stock options at an exercise price of $15.88 per share, 25,000 shares which may be purchased by Mr. Freedman pursuant to currently exercisable stock options at an exercise price of $16.13 per share, and 37,227 shares which may be purchased by Joyce Freedman pursuant to currently exercisable stock options at an exercise price of $20.06 per share.

(6) Consists of 455,218 shares of Common Stock held by Intel Corporation ("Intel") and 126,316 shares which may be purchased by Intel upon the exercise of a currently exercisable five-year warrant at an exercise price of $19.00 per share. Amount excludes 538,674 shares of Common Stock which may be purchased by Intel, subject to shareholder approval at the Company's 1999 Annual Meeting, upon the exercise of common stock purchase warrants which were purchased by Intel in April, 1999. If such shares had been included in this table, the amount of Intel's beneficial ownership and percent of class held by Intel as of April 9, 1999 would be 1,120,208 shares and 13.9%, respectively.

(7) Consists of 417,619 shares of Common Stock held jointly by Maurizio and Andrea Vecchione, 37,227 shares which may be purchased by Maurizio Vecchione pursuant to currently exercisable stock options at an exercise price of $20.06 per share, and 4,000 shares which may be purchased by Andrea Vecchione upon the exercise of vested and currently exercisable warrants at an exercise price of $9.50 per share.

(8) Consists of 455,218 shares of Common Stock held by Castle Creek Technology Partners LLC ("Castle Creek"). Excludes 538,674 shares issuable upon exercise of common stock warrants which were issued to Castle Creek in April 1999. Under the terms of the warrants held by Castle Creek, no holder thereof can exercise any portion of such warrants if such exercise would increase such holder's beneficial ownership of common stock to in excess of 9.99%, and none of the warrants can be exercised in the absence of shareholder approval. Upon such shareholder approval, Castle Creek's beneficial ownership, in the absence of other changes, will be approximately 616,000 shares, representing 9.99% of the shares outstanding prior to the Investors Transaction described under Proposal 2 below. Absent such limitations, the warrants held by Castle Creek would be exercisable for 538,674 shares of common stock which, when added to the 455,218 shares currently held of record by Castle Creek, would represent 993,892 shares of common stock and 12.5% of the outstanding shares of common stock upon such exercise. Pursuant to a management agreement, Castle Creek Partners, LLC may be deemed to beneficially own the securities held by Castle Creek. Castle Creek Partners, L.L.C. disclaims such beneficial ownership. John Ziegelman and Daniel Asher, as managing members of Castle Creek Partners, L.L.C., may be deemed to be beneficial owners of such securities. Messrs. Asher and Ziegelman disclaim such beneficial ownership.



(9) Consists of 6,490 shares of Common Stock held by Mr. Gentry, 135,000 shares which may be purchased by Mr. Gentry pursuant to currently exercisable stock options at an exercise price of $5.00 per share, and 25,000 shares which may be purchased by Mr. Gentry pursuant to currently exercisable stock options at an exercise price of $9.50 per share.

(10) Consists of 2,596 shares of Common Stock held by Linda Freedman, 79,000 shares which may be purchased by Linda Freedman pursuant to currently exercisable  stock  options  at an  exercise  price of $9.50 per share and 3,000 shares which may be purchased by Linda Freedman pursuant to currently exercisable stock options at an exercise price of $5.87 per share.

(11) Consists of 2,000 shares of Common Stock which may be purchased by Mr. Wyle upon the exercise of vested and currently exercisable warrants at an exercise price of $4.25 per share, and 4,000 shares of Common Stock which may be purchased by Mr. Wyle upon the exercise of vested and currently exercisable warrants at an exercise price of $9.50 per share.

(12) Consists of 2,000 shares of Common Stock which may be purchased by Mr. Frank upon the exercise of vested and currently exercisable warrants at an exercise price of $9.50 per share.

(13) Consists of 4,000 shares of Common Stock which may be purchased by Ms. Saleson upon the exercise of vested and currently exercisable warrants at an exercise price of $9.50 per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has employment agreements with certain executive officers. See "Executive Compensation-Employment Contracts" above.

                                   PROPOSAL 2

                APPROVAL OF ISSUANCE OF INVESTORS WARRANT SHARES
                       AND PLACEMENT AGENTS WARRANT SHARES

General

     On April 7, 1999, in a private placement under the Securities Act of 1933, as amended, and pursuant to the terms and conditions of a Securities Purchase Agreement dated April 7, 1999 (the "Investors Agreement"), the Company sold 776,827 shares of Common Stock (the "Investors Shares") equal to approximately 10.5% of the then-total outstanding shares of Common Stock, to four institutional investors (the "Investors"), for an aggregate purchase price of $8,532,473 (the "Investors Transaction"). Paine Webber Incorporated ("PW") and ING Baring Furman Selz LLC ("ING") acted as placement agents (the "Placement Agents") in connection with the private placement of the Investors Shares and were issued warrants (the "Placement Agents Warrants") to purchase up to an aggregate of 33,921 shares of Common Stock as consideration for services rendered to the Company. In connection with the private placement, the Investors were issued warrants to purchase an aggregate of 919,243 shares of Common Stock (the "Investors Warrants"). Shareholder approval was not required for the sale of the Investors Shares and Investor Warrants. Shareholder approval, however, is required for the issuance of the shares issuable upon exercise of the Investors Warrants (the "Investors Warrant Shares") and issuable upon exercise of the Placement Agents Warrants (the "Placement Agents Warrant Shares") under the terms of the Investors Agreement and the engagement agreement with the Placement Agents, and, depending upon the valuation of the Investors Shares and the Investors Warrants, shareholder approval may be required under the Nasdaq rules by reason of the Company's Common Stock being listed on the Nasdaq Stock Market National Market System. For these reasons, the Company is soliciting shareholder approval of Proposal 2.

     If shareholder approval is not obtained for Proposal 2, the holders of the Investors Warrants and of the Placement Agents Warrants will have the option to require the Company to repurchase all or any portion of the Investors Warrants and the Placement Agents Warrants at a price that may exceed the then-current market value of the shares of Common Stock issuable upon exercise of the Investors Warrants and the Placement Agents Warrants.

     THE BOARD OF DIRECTORS BELIEVES THAT THE INVESTORS TRANSACTION IS FAIR TO, AND IS ADVISABLE AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ISSUANCE OF 919,243 SHARES OF COMMON STOCK UPON EXERCISE OF THE INVESTORS WARRANTS AND 33,921 SHARES OF COMMON STOCK UPON EXERCISE OF THE PLACEMENT AGENTS WARRANTS. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF PROPOSAL 2 UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Investors Transaction

     THE  FOLLOWING  IS A  SUMMARY  OF  SELECTED  INFORMATION  RELATING  TO  THE
INVESTORS TRANSACTION. COPIES OF THE INVESTORS AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT ENTERED INTO CONCURRENTLY WITH THE INVESTORS AGREEMENT (THE "REGISTRATION RIGHTS AGREEMENT"), AND THE FORM OF INVESTORS WARRANTS (COLLECTIVELY, THE "INVESTORS TRANSACTION DOCUMENTS") WHICH RELATE TO THE INVESTORS TRANSACTION HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), AND THE COMPANY WILL, UPON REQUEST, PROVIDE A COPY OF SUCH INVESTORS TRANSACTION DOCUMENTS TO ANY SHAREHOLDER AT NO COST.

     Investors Warrants and Placement Agents Warrants. The Investors Warrants consist of (i) warrants exercisable for five years from issuance to purchase an aggregate of 271,889 shares of Common Stock at an exercise price of $13.72 per share (the "First Investors Warrants"); (ii) warrants exercisable for 15 months from issuance to purchase an aggregate of 323,677 shares of Common Stock at an exercise price of $13.18 per share (the "Second Investors Warrants"), and (iii) warrants exercisable for 12 months from issuance to purchase an aggregate of 323,677 shares of Common Stock at an exercise price of $13.18 per share (the "Third Investors Warrants"). The Placement Agents Warrants are exercisable for five years from issuance to purchase an aggregate of 33,921 shares of Common Stock at an exercise price of $10.98 per share. The First Investors Warrants and the Placement Agents Warrants provide for an optional cashless exercise; the Second Investors Warrants and the Third Investors Warrants do not provide for cashless exercise. Each of the Investors Warrants and the Placement Agents Warrants contains anti-dilution provisions which increase the number of Investors Warrant Shares and Placement Agents Warrant Shares if the Company issues its securities for below-market consideration. The number of Investors Warrant Shares and Placement Agents Warrant Shares is also subject to adjustment upon the occurrence of certain events, such as stock splits, dividends, or recapitalizations; and upon any sale of shares of Common Stock beneficially owned by certain executives of the Company during specified periods of time. The Investors and the Placement Agents may elect to receive cash consideration in exchange for the Investors Warrants and the Placement Agents Warrants in connection with certain major transactions (such as a sale of the Company or its merger into another company).

     Investors Registration Rights. As required under the Registration Rights Agreement, the Company filed with the Securities and Exchange Commission (the "SEC") on April 21, 1999, a registration statement on Form S-3 (the "Investors Registration Statement") covering, among other securities, the Investors Shares and the Investors Warrant Shares. The Investors Registration Statement became effective on May 6, 1999, and, subject to specified exceptions, the Company has agreed to maintain the effectiveness of the Registration Statement until such time as all of the Investors Shares and the Investors Warrant Shares have been sold or may be sold without registration. The Investors Agreement contains customary indemnification provisions with respect to the registration for resale of the shares issuable upon exercise of the Investors Warrants.

     Placement Agents Registration Rights. The Placement Agents have the right to require the Company to file with the SEC a registration statement on Form S-3 (the "Placement Agents Registration Statement") covering the Placement Agents Warrant Shares promptly after shareholder approval of Proposal 2, if Proposal 2 is approved. The Company has agreed, subject to specified exceptions, to maintain the effectiveness of the Placement Agents Registration Statement, after it has been filed and become effective, until such time as all of the Placement Agents Warrant Shares have been sold.

     Use of Proceeds. Net proceeds from the sale of the Investors Shares and from any exercise of the Investors Warrants and the Placement Agents Warrants other than in a cashless exercise are to be used for general corporate matters and working capital purposes, including the launch and marketing of Styleclick.com and future Internet shopping sites, enhancement of the Company's existing software products, expansion of the Company's product lines by developing new software products principally directed at the consumer marketplace, and expansion of the Company's distribution network and sales and marketing forces within the United States and internationally. Pending such uses, the Company will invest the net proceeds from sale of the Investors Shares and from any exercise of the Investors Warrants and Placement Agents Warrants in short-term, investment grade, interest-bearing securities.

Board of Directors Recommendations

     The Board of Directors has reviewed and considered the terms and conditions of the Investors Transaction and believes that the Investors Transaction is fair to, and is advisable and in the best interests of, the Company and its shareholders. The Board of Directors has unanimously approved the Investors Transaction, including issuance of the Investors Warrant Shares and of the Placement Agents Warrant Shares, and unanimously recommends that the shareholders vote FOR approval of Proposal 2. The Company's directors and executive officers (who currently hold Common Stock representing approximately 28% of the Company's outstanding Common Stock) have indicated that they intend to vote all shares of voting stock over which they exercise voting power as of the close of business on the Record Date for approval of Proposal 2. The Board of Directors, in recommending shareholder approval of Proposal 2, considered a number of factors, including (a) the substantial increase in the working capital of the Company that resulted from sale of the Investors Shares, and, as an integral part of the Investors Transaction, that will result from the proceeds from the exercise of the Second Investors Warrants and Third Investors Warrants,
(b) the increased flexibility in the Company's cash flow position due to the termination of its obligation to pay royalties to Intel as described in Proposal 3, (c) the terms of the Investors Transaction Documents, and (d) the alternatives to the Investors Transaction, including alternative public or private financing.

Other Considerations

     While the Board of Directors is of the opinion that the Investors Transaction is fair to, and is advisable and in the best interests of the Company and its shareholders, and has recommended that the shareholders approve Proposal 2, shareholders should consider the following possible effects, as well as the other information contained in this Proxy Statement, in determining whether to approve Proposal 2:

     Possible Dilutive Effect of Investors and Placement Agents Warrant Shares. The exercise prices of the Investors Warrants and the exercise price of the Placement Agents Warrants are at a premium over the market price of the Common Stock of the Company at the time of issuance of the Investors Warrants and the Placement Agents Warrants (April 7, 1999). If, at the time any of such warrants is exercised, the market price of the Common Stock exceeds the exercise price, the holders of Common Stock will be diluted by an amount that depends on the then-current market price of Common Stock. The issuance of any Investors Warrant Shares and Placement Agents Warrant Shares will have certain dilutive effects on the voting power of the shares of Common Stock outstanding prior to such issuance. In connection with the issuance of the Investor Shares, the Investors, in the aggregate, became entitled to exercise approximately 10.5% of the Company's voting power. If all of the Investors Warrants and the Placement Agents Warrants are exercised, the number of shares of outstanding Common Stock would be increased by approximately 7.4% .

     Payment on Occurrence of Certain Major Corporate Transactions. The Investors and the Placement Agents have the right, upon the occurrence of certain major corporate transactions involving the Company, to receive cash consideration in exchange for the Investors Warrants and the Placement Agents
Warrants, as applicable. Such a right may diminish the attractiveness the Company might have to potential merger or acquisition partners. Accordingly, approval of Proposal 2 may hinder a sale, merger or consolidation of the Company, should such a transaction be proposed and approved by the Board of Directors.

     Potential Additional Concentration of Voting Power. One of the Investors, Castle Creek Technology Partners LLC. ("Castle Creek"), acquired in the Investor Transaction approximately 6.02% of the Company's outstanding Common Stock (and could increase its ownership through the exercise of warrants to 9.99% of the Company's outstanding Common Stock when and if the issuance of the Investors Warrant Shares is approved by the shareholders). If the Investors Warrants held by Castle Creek were exercised and not sold, and none of the Investors Shares received by Castle Creek in the Investors Transaction were sold, such exercise would cause a substantial increase in Castle Creek's voting power as a result of its acquisition of Investors Warrant Shares.

     Potential Change In Control. The Nasdaq standards require shareholder approval for a transaction deemed to constitute a "change in control." Although the Company does not believe that the issuance of the shares of Common Stock upon exercise of the Investors Warrants and the Placement Agents Warrants constitutes a "change in control" under Nasdaq's rules, if the transactions were to be so construed, the approval sought hereby would also be effective to satisfy the shareholder vote required by the Nasdaq standards. The Company currently has no basis to believe that the Investors, Intel and the Placement Agents would vote together as a group or seek to exercise actual control of the Company, either with or against the Company's management.

Absence of Appraisal Rights

     Under California law, objecting shareholders will have no appraisal, dissenters' or similar rights (i.e., the right to seek a judicial determination of the "fair value" of the Common Stock and to compel the Company to purchase their Common Stock for cash in that amount) with respect to matters presented at the Annual Meeting or otherwise with respect to the Investors Transaction, nor will the Company voluntarily accord such rights to shareholders. Therefore, approval by the requisite number of shares of the matters presented at the Annual Meeting will bind all shareholders and objecting shareholders will be able to liquidate their Common Stock only by selling it in the market.

Consequences if the Proposal is Not Approved

     If shareholder approval is not obtained for Proposal 2, each of the Investors and the Placement Agents has the option to require the Company to repurchase all or any portion of the Investors Warrants and Placement Agents Warrants at a price that may exceed the then-current market value of the shares of Common Stock issuable upon exercise of the Investors Warrants and the Placement Agents Warrants. If the repurchase option is elected, the repurchase price will be calculated by reference to the greater of (i) 150% of the value of an option to purchase one share of common stock determined by reference to the Black-Scholes formula utilizing the applicable Bloomberg online pages and using variable values as of April 7, 1999, and (ii) the average closing sale price during the ten trading days immediately preceding the earlier of July 30, 1999, and the annual meeting of shareholders at which shareholder approval is considered, minus the exercise price (the "Exchange Price"). The Exchange Price is payable in cash or, if, in the good faith business judgment of the Company's Board of Directors, the Company does not have sufficient liquidity to pay some or all of the Exchange Price, the Company may pay such portion of the Exchange Price in the form of a one-year promissory note bearing interest at the then-current prime rate. If the Company were required to repurchase the Investors Warrants and the Placement Agents Warrants, such repurchase could materially and adversely affect the Company's financial condition and operations, and there can be no assurance that the Company would have the funds to satisfy its repurchase obligations.

Vote Required

     The affirmative vote at the Annual Meeting by the holders of a majority of votes cast in person or by proxy on Proposal 2 is required to authorize the issuance of the Investors Warrant Shares upon exercise of the Investors Warrants and the Placement Agents Shares upon exercise of the Placement Agents Warrants. For purposes of calculating votes cast, abstentions are included as votes cast while broker non-votes are not included as votes cast.

                                   PROPOSAL 3

            APPROVAL OF ISSUANCE OF PRIVATE PLACEMENT WARRANT SHARES

General

     On April 7, 1999, the Company entered into a Stock and Warrant Purchase and Investors Right Agreement (the "Intel Agreement") with Intel Corporation ("Intel"). Pursuant to the Intel Agreement, the Company issued, in a private placement under the Securities Act of 1933, as amended, to Intel 455,218 shares of Common Stock (the "Intel Shares") and granted to Intel warrants to purchase an aggregate of 538,674 shares of Common Stock (the "Intel Warrants") in consideration of the termination of the Company's obligation to make royalty payments to Intel under a 1997 software development agreement (the "Intel Transaction"). Shareholder approval was not required for the sale of the Intel Shares and the Intel Warrants. Shareholder approval of the issuance of shares of Common Stock issuable upon exercise of the Intel Warrants is required under the terms of the Intel Agreement, and depending upon the valuation of the Intel Shares, may be required under the Nasdaq rules, by reason of the Company's Common Stock being listed on the Nasdaq Stock Market National Market System. For these reasons, the Company is soliciting shareholder approval of Proposal 3.

     If shareholder approval is not obtained for Proposal 3, the holder(s) of the Intel Warrants will have the option to require the Company to repurchase all or any portion of the Intel Warrants at a price that may exceed the then-current market value of the shares of Common Stock issuable upon exercise of the Intel Warrants.

     THE BOARD OF DIRECTORS BELIEVES THAT THE INTEL TRANSACTION IS FAIR TO, AND IS ADVISABLE AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE ISSUANCE OF 538,674 SHARES OF COMMON STOCK UPON EXERCISE OF THE INTEL WARRANTS. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF PROPOSAL 3 UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Intel Transaction

     THE FOLLOWING IS A SUMMARY OF SELECTED INFORMATION RELATING TO THE INTEL TRANSACTION. COPIES OF THE INTEL AGREEMENT AND OF THE INTEL WARRANTS (COLLECTIVELY, THE "INTEL TRANSACTION DOCUMENTS") WHICH RELATE TO THE INTEL

TRANSACTION HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (the "SEC"), AND THE COMPANY WILL, UPON REQUEST, PROVIDE A COPY OF SUCH INTEL TRANSACTION DOCUMENTS TO ANY SHAREHOLDER AT NO COST.

     Intel Warrants. The Intel Warrants consist of (i) a warrant exercisable for five years from issuance to purchase 159,326 shares of Common Stock at an exercise price of $10.98 per share (the "First Intel Warrant"); (ii) a warrant exercisable for 15 months from issuance to purchase 189,674 shares of Common Stock at an exercise price of $13.18 per share (the "Second Intel Warrant"), and
(iii) a warrant exercisable for 12 months to purchase 189,674 shares of Common Stock at an exercise price of $13.18 per share (the "Third Intel Warrant"). The First Intel Warrant provides for an optional cashless exercise; the Second Intel Warrant and the Third Intel Warrant do not provide for cashless exercise. Each of the Intel Warrants contains anti-dilution provisions which increase the number of shares issuable upon exercise of the Intel Warrants (the "Intel Warrant Shares") if the Company issues its securities for below-market consideration. The number of Intel Warrant Shares is also subject to adjustment upon the occurrence of certain events, such as stock splits, dividends, or recapitalizations; or upon any sale of shares of Common Stock beneficially owned by certain executives of the Company during specified periods. Intel may elect to receive cash consideration in exchange for the Intel Warrants in connection with certain major transactions (such as a sale of the Company or its merger into another Company).

     Registration Rights. As required under the Intel Agreement, the Company filed with the Securities and Exchange Commission (the "SEC") on April 21, 1999, a registration statement on Form S-3 (the "Registration Statement") covering, among other securities, the shares issued to Intel at the Closing and the Intel Warrant Shares. The Registration Statement became effective on May 6, 1999, and , subject to specified exceptions, the Company has agreed to maintain the effectiveness of the Registration Statement until such time as all of the Intel Shares and the Intel Warrant Shares have been sold or may be sold without registration. The Intel Agreement contains customary indemnification provisions with respect to the registration for resale of the shares issuable upon exercise of the Intel Warrants.

     Use of Proceeds. Net proceeds from any exercise of the Intel Warrants other than in a cashless exercise are to be used for general corporate matters and working capital purposes, including the launch and marketing of Styleclick.com and future Internet shopping sites, enhancement of the Company's existing software products, expansion of the Company's product lines by developing new software products principally directed at the consumer marketplace, and expansion of the Company's distribution network and sales and marketing forces within the United States and internationally. Pending such uses, the Company will invest any net proceeds from exercise of the Intel Warrants in short-term, investment grade, interest-bearing securities.

Board of Directors Recommendations

     The Board of Directors has reviewed and considered the terms and conditions of the Intel Transaction and believes that the Intel Transaction is fair to, and is advisable and in the best interests of, the Company and its shareholders. The Board of Directors has unanimously approved the Intel Transaction, including issuance of the Intel Warrant Shares and unanimously recommends that the shareholders vote FOR approval of Proposal 3. The Company's directors and executive officers (who currently hold Common Stock representing approximately 28% of the Company's outstanding Common Stock) have indicated that they intend to vote all shares of voting stock over which they exercise voting power as of the close of business on the Record Date for approval of Proposal 3. The Board of Directors, in recommending shareholder approval of Proposal 3, considered a number of factors, including (a) the substantial increase in the working capital of the Company that will result from the proceeds from the exercise of the Second Intel Warrants and Third Intel Warrants, (b) the increased flexibility in the Company's cash flow position due to the termination of its obligation to pay royalties to Intel, and (c) the terms of the Intel Transaction Documents.

Other Considerations

     While the Board of Directors is of the opinion that the Intel Transaction is fair to, and is advisable and in the best interests of the Company and its shareholders, and has recommended that the shareholders approve Proposal 3, shareholders should consider the following possible effects, as well as the other information contained in this Proxy Statement, in determining whether to approve Proposal 3.

     Possible Dilutive Effect of Intel Warrants. The exercise price of the Intel Warrants was at a premium over the market price of the Common Stock of the Company at the time of issuance of the Intel Warrants (April 7, 1999). If, at the time any of the Intel Warrants are exercised, the market price of the Common Stock exceeds the exercise price, the holders of Common Stock will be diluted by an amount that depends on the then-market price of Common Stock. The issuance of any Intel Warrant Shares will have certain dilutive effects on the voting power of the shares of Common Stock outstanding prior to such issuance. In connection with the issuance of the Intel Shares, Intel became entitled to exercise approximately 6.2% of the Company's voting power. If all of the Intel Warrants are exercised, the number of shares of outstanding Common Stock would be increased by approximately 7.3%.

     Payment on Occurrence of Certain Major Corporate Transactions; Potential Additional Concentration of Voting Power. Intel has the right, upon the occurrence of certain major corporate transactions involving the Company, to receive cash consideration in exchange for the Intel Warrants. Such a right may diminish the attractiveness the Company might have to potential merger acquisition partners. In addition, Intel may have interests that diverge from or even conflict with those of the Company and the other shareholders although the Company currently is not aware of any such divergence. As a result of Intel's voting rights, particularly upon any issuance of the Intel Warrant Shares, and if Intel exercises its currently unexercised warrants to purchase 126,316 shares of Common Stock, previously issued to Intel, it may be more difficult for a third party to acquire the Company without Intel's acquiescence or easier to do so with Intel's acquiescence. Accordingly, approval of Proposal 3 may hinder a sale, merger or consolidation of the Company should such a transaction be proposed and approved by the Board of Directors.

     Potential Change In Control. The Nasdaq rules require shareholder approval for transactions deemed to constitute a "change in control." Although the Company does not believe that the issuance of the shares of Common Stock upon exercise of the Intel Warrants constitutes a "change in control" under Nasdaq's rules, if the transactions were to be so construed, the approval sought hereby would also be effective to satisfy the shareholder vote required by the Nasdaq standards. Including Intel's currently unexercised warrants to purchase 126,316 shares of Common Stock previously issued to Intel, Intel owns beneficially approximately 7.9% of the Company's outstanding Common Stock. If Intel exercised all of its existing warrants and were issued the Intel Warrant Shares, and did not sell any of the shares of Common Stock so acquired, Intel would own 13.89% of the Company's outstanding Common Stock. The Company currently has no basis to believe that Intel will seek to exercise actual control or that it will join the Investors described in Proposal 2 to vote together as a group.

Absence of Appraisal Rights

     Under California law, objecting shareholders will have no appraisal, dissenters' or similar rights (i.e., the right to seek a judicial determination of the "fair value" of the Common Stock and to compel the Company to purchase their Common Stock for cash in that amount) with respect to matters presented at the Annual Meeting or otherwise with respect to the Intel Transaction, nor will the Company voluntarily accord such rights to shareholders. Therefore, approval by the requisite number of shares of the matters presented at the Annual Meeting will bind all shareholders and objecting shareholders will be able to liquidate their Common Stock only by selling it in the market.

Consequences if the Proposal is Not Approved

     If shareholder approval is not obtained for Proposal 3, Intel has the option to require the Company to repurchase all or any portion of the Intel Warrants at a price that may exceed the then-current market value of the shares of Common Stock issuable upon exercise of the Intel Warrants. If the repurchase option is elected, the repurchase price will be calculated by reference to the greater of (i) 150% of the value of an option to purchase one share of common stock determined by reference to the Black-Scholes formula utilizing the applicable Bloomberg online pages and using variable values as of April 7, 1999, and (ii) the average closing sale price during the ten trading days immediately preceding the earlier of July 30, 1999, and the annual meeting of shareholders at which shareholder approval is considered, minus the exercise price (the "Exchange Price"). The Exchange Price is payable in cash or, if, in the good faith business judgment of the Company's Board of Directors, the Company does not have sufficient liquidity to pay some or all of the Exchange Price, the Company may pay such portion of the Exchange Price in the form of a one-year promissory note bearing interest at the then-current prime rate. If the Company were required to repurchase the Intel Warrants, such repurchase could materially and adversely affect the Company's financial condition and operations, and there can be no assurance that the Company would have the funds to satisfy its repurchase obligations.

Vote Required

     The affirmative vote at the Annual Meeting by the holders of a majority of votes cast in person or by proxy on Proposal 3 is required to authorize the issuance of the Intel Warrant Shares upon exercise of the Intel Warrants. For purposes of calculating votes cast, abstentions are included as votes cast while broker non-votes are not included as votes cast.

                                   PROPOSAL 4

           INCREASE IN SHARES AUTHORIZED UNDER 1995 STOCK OPTION PLAN

General

     In November 1995, the Board of Directors of the Company adopted and, in January 1996, the shareholders of the Company approved, the 1995 Stock Option Plan (the "1995 Plan"), under which 300,000 shares of Common Stock were initially authorized for issuance pursuant to the exercise of either incentive stock options or nonstatutory stock options granted thereunder. In April 1997, the Board of Directors approved an amendment to the 1995 Plan to increase the number of shares of Common Stock authorized for issuance pursuant to stock options by 450,000 to 750,000 shares, which the Company's shareholders approved at the 1997 annual meeting held June 10, 1997. In April 1998, the Board of Directors approved an amendment to the 1995 Plan to increase the number of shares of Common Stock authorized for issuance pursuant to stock options under the 1995 Plan by 900,000 shares to 1,650,000 shares, which the Company's shareholders approved at the 1998 annual meeting held June 5, 1998.

     In May 1999, the Board of Directors approved an amendment to the 1995 Plan to increase the number of shares of Common Stock authorized for issuance pursuant to stock options under the 1995 Plan by 850,000 shares to 2,500,000 shares. At the Annual Meeting, the shareholders will be requested to consider and approve the amendment to the 1995 Plan increasing the number of shares of Common Stock the Company is authorized to issue under the 1995 Plan by 850,000 shares to a cumulative total of 2,500,000 shares. The affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented and entitled to vote at the Annual Meeting will be required to approve such amendment.

     As of May 4, 1999, 1,650,000 shares of Common Stock were authorized for issuance under the 1995 Plan, 146,500 shares had been issued upon the exercise of options granted under the 1995 Plan, 1,445,954 shares were issuable upon the exercise of outstanding options, and 57,546 shares remained available for additional option grants under the 1995 Plan.

     The Company cannot currently determine the number of shares subject to options that may be granted in the future to executive officers, directors and employees under the 1995 Stock Plan. The following table sets forth information with respect to the stock options granted from January 1, 1998, through December 31,1998, to each of the executive officers named in the Summary Compensation Table on page 7, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees and consultants (including all current officers who are not executive officers) as a group under the 1995 Stock Plan.

                                   Number of Shares             Weighted Average
                                       Underlying                Exercise Price
  Name                              Options Granted                Per Share
  -------------------------     ------------------------    --------------------
  Joyce Freedman                       200,000                      $15.88
  Maurizio Vecchione                   200,000                      $15.88
  Lee Freedman                          50,000                      $16.01
  Linda Freedman                        85,000                       $9.50
  Steven Gentry                         25,000                       $9.50
  All current executive officers
   as a group (5 persons)              160,000                      $11.53
  All current non-employee directors
   as a group (4 persons)                    0                         ---
  All employees who are not
   executive officers as a group
   (131 persons)                       340,000                       $9.50


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL FOUR REGARDING THE AMENDMENT OF THE 1995 PLAN.

Summary of 1995 Plan

     A summary of the principal provisions of the 1995 Plan is set forth below and is qualified in its entirety by reference to the 1995 Plan.

Purpose

     The purposes of the 1995 Plan are to (i) attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivate such persons, by means of performance-related incentives, to achieve the Company's business goals, and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

     In the high technology and computer software industries, grants of stock options play an important part in incentivizing and retaining key employees. Options for most of the Company's employees granted under the 1995 Plan vest in equal installments over five years, subject to the continuing service of the employees who have received such options. The increase in the number of authorized shares under the 1995 Plan sought pursuant to Proposal 2 will afford the Company the degree of flexibility to grant options necessary to attract, retain and incentivize key employees.

Administration

     The 1995 Plan may be administered by the Board of Directors or, upon appointment by the Board, by a committee appointed by the Board of Directors, comprised of not less than two non-employee directors ("Committee"). The 1995 Plan is currently administered by the Board of Directors. The interpretation and construction of any provision of the 1995 Plan is within the sole discretion of the members of the Board of Directors or its Committee, whose determination is final and binding. Questions concerning the 1995 Plan and its administration may be addressed to the Company's President at the Company's principal executive offices.

Eligibility

     The 1995 Plan provides that options may be granted to any employees (including officers and directors who are also employees) of, and consultants to, the Company and any of its parents or subsidiaries. As of April 13, 1999, 136 employees of the Company were eligible for option grants under the 1995 Plan. The Board of Directors or its Committee selects the optionees and determines the type of option (i.e., incentive or nonstatutory) and number of shares to be subject to each option. In making such determination, there is taken into account a number of factors, including the employee's position and responsibilities and other relevant factors.

Terms of Options

     Options granted under the 1995 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options. The terms of options are determined by the Board of Directors or its Committee. Each option is evidenced by a written stock option agreement between the Company and the person to whom such option is granted and is subject to the following additional terms and conditions:

     (a) Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 1995 Plan will become exercisable at such times and in such cumulative installments as the Board of Directors or its Committee determines, subject to earlier termination of an option upon termination of the optionee's employment for any reason. An option is exercised by giving written notice of exercise to the Company, which notice specifies the number of shares of Common Stock as to which the option is being exercised, and by tendering payment to the Company of the purchase price. The form of payment for shares to be issued upon the exercise of an option may, in the discretion of the Board of Directors or its Committee, consist of cash, check, a promissory note, an exchange of shares of Common Stock already owned, a combination thereof, or such other consideration as determined by the Board of Directors or its Committee and as permitted under any laws to which the Company is subject, provided, however, that the optionee shall be required to pay in cash an amount necessary to satisfy the Company's tax withholding obligations.

     (b) Exercise Price: The exercise price of an option is determined by the Board of Directors or its Committee and shall be the fair market value of the Common Stock on the grant date with respect to incentive stock options, and shall not be less than 85% of the fair market value of the Common Stock on the grant date with respect to nonstatutory stock options. In the case of both incentive stock options and nonstatutory stock options granted to a person who immediately before the grant of such option owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the exercise price shall be 110% of the fair market value of the Common Stock on the grant date. So long as the Company's Common Stock continues to be listed on the Nasdaq National Market, the fair market value of the Common Stock on the date of an option grant will be equal to the closing price of the Common Stock on the date of the option grant as reported in The Wall Street Journal. On May 4, 1999, the closing price of the Company's Common Stock on The Nasdaq National Market was $12.00 per share.

     (c) Termination of Employment: If the optionee's employment with the Company is terminated for any reason other than death, total and permanent disability or termination "for cause" (as defined in the 1995 Plan), the options granted to him or her may be exercised within 30 days (unless at the time of grant of such option, the Board of Directors specified a longer period, not to exceed 90 days) after such termination as to all or part of the shares as to which the optionee was entitled to exercise the options at the time of termination. If the optionee's employment with the Company is terminated for cause, his or her options shall terminate as of the date of such termination for cause.

     (d) Death or Disability: If an optionee should die or become permanently and totally disabled while employed by the Company, the options granted to him or her may be exercised at any time within 180 days (unless at the time of grant of such option, the Board of Directors specified a longer period, not to exceed one year) after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.

     (e) Expiration of Options: Options may not have a term greater than ten years from the grant date for both incentive stock options and nonstatutory stock options; provided, however, that any incentive stock option granted to an employee who, at the time such option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company shall expire no more than five years from the grant date. No option may be exercised by any person after its expiration.

     (f) Nontransferability of Option: An option is nontransferable by the optionee, other than by will or the laws of descent or distribution or transfers between spouses incident to a divorce, and is exercisable only by the optionee or his or her legal guardian during the lifetime of the optionee or, in the event of death of the optionee, by the estate of the optionee or by a person who acquires the rights to exercise the option by bequest or inheritance.

     (g) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Plan as may be determined by the Board of Directors or its Committee.

Adjustment Upon Changes in Capitalization

     In the event that a change, such as a stock split or stock dividend, is made in the Company's capitalization which affects the stock for which options are exercisable under the 1995 Plan, appropriate adjustment will be made by the Board of Directors in the exercise price of and the number of shares covered by outstanding options, and in the number of shares available for issuance under the 1995 Plan. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation as a result of which the Company is not the surviving and controlling corporation or as a result of which the outstanding shares are exchanged for or converted into cash or property or securities not of the Company, the Board shall (i) make provision for assumption of all outstanding options by the successor corporation, or (ii) declare that any option shall terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given to optionees and permit each optionee to exercise his or her options as to all or any part of the shares covered by such option including shares as to which the options would not otherwise be exercisable.

Amendment and Termination of the 1995 Plan

     The Board of Directors or its Committee may amend or terminate the 1995 Plan from time to time in such respects as it may deem advisable, provided that shareholder approval is required for any amendment which would (i) increase the number of shares subject to the 1995 Plan other than in connection with an adjustment upon changes in capitalization; (ii) materially change the designation of the class of persons eligible to be granted options; (iii) remove the administration of the Plan from the Board, except to a committee; (iv) materially increase the benefits accruing to participants under the 1995 Plan; or (v) extend the term of the 1995 Plan.

     In any event, the 1995 Plan will terminate on the tenth anniversary of its approval by the shareholders of the Company (i.e., January 24, 2006), provided that any options then-outstanding will remain outstanding until they expire by their terms.

Tax Information

     The federal income tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax rules currently in effect which are applicable to stock options. A taxpayer's particular situation may be such that some variation of the general rules may apply. This summary does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 1995 Plan or the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

Incentive Stock Options

     If an option granted under the 1995 Plan is treated as an "incentive stock option" as defined in Section 422 of the Code, then the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option and the Company will not be allowed a deduction for federal income tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

     If an optionee exercises an incentive stock option and does not dispose of the shares received within two years of the date of the grant of such option and within one year after the exercise of the option, whichever period ends later, any gain realized upon such disposition will be treated as long-term capital gain, and any loss will be long-term capital loss. In either such case, the Company will not be entitled to a federal income tax deduction.

     If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the exercise of the option, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise less the purchase price or (2) the amount realized on the disposition less the purchase price, will be taxed as ordinary income in the taxable year in which the disposition occurs. Any such ordinary income will increase the optionee's tax basis for purposes of determining gain or loss on the sale or exchange of such shares. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be, and any loss realized upon the disposition will be treated as a capital loss. An optionee will generally be considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, a transfer in insolvency proceedings, incident to a divorce, or upon death). If the amount realized in a disqualifying disposition is less than the purchase price, generally the optionee will not recognize income in connection with such disqualifying disposition.

     The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the option price is an adjustment in determining an optionee's alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from such disposition is included in alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize alternative minimum taxable income in the year of exercise and ordinary income in the year of such disqualifying disposition in an amount determined under the rules described above. An optionee's alternative minimum tax liability is affected by the availability of a special credit, a basis adjustment and other complex rules. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

     In general, there will be no federal income tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon such a disqualifying disposition of the shares.

Nonstatutory Stock Options

     Nonstatutory stock options granted under the 1995 Plan do not qualify as "incentive stock options" as defined in Section 422 of the Code and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess of the then-current fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding by the Company out of the compensation paid to the optionee. If such earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.

     Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee's tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be. The optionee's tax basis for determination of such gain or loss upon any subsequent disposition of shares acquired upon the exercise of a nonstatutory stock option will ordinarily be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option.

     In general, there will be no federal income tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided the Company has satisfied its withholding obligations under the Code.

     The foregoing discussion is only a summary of the more significant effects of the federal income tax laws upon the options and shares issuable under the 1995 Plan and does not purport to be complete. Reference should be made to the applicable provisions of the Code and the Income Tax Regulations promulgated thereunder. In addition, this summary does not discuss the provisions of the income tax laws of any state or foreign country in which a participant may reside. Each participant in the 1995 Plan should consult with his or her own tax advisor concerning the federal (and any state or local) income tax consequences of his or her participation in the 1995 Plan.

                                   PROPOSAL 5

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO STYLECLICK.COM INC.

     The Board of Directors has approved, and recommends that the shareholders approve, an amendment (the "Name Change Amendment") to Article I of the Company's Amended and Restated Articles of Incorporation to change the name of the Company from "ModaCAD, Inc." to "Styleclick.com Inc."

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the Name Change Amendment. Assuming the existence of a quorum, any shares of common stock not voted at the meeting, whether due to abstentions, broker non-votes or otherwise, will have no effect regarding the proposal to approve the Name Change Amendment.

     Since its incorporation, the Company's name has been ModaCAD, Inc., reflecting the Company's initial focus on Computer-Aided-Design ("CAD") products for the fashion industries, particularly in the business-to-business marketplace and in the consumer software industry. In the business-to-business marketplace, the Company's focus was on designing and marketing CAD products for the industrial design segment of the textile and apparel industries. Accordingly, the name "ModaCAD, Inc.," which was indicative of the Company's focus on CAD products for the fashion and consumer software industries, was representative of the Company's overall business and the markets in which it specialized.

     In 1998, the Company began a shift of its business focus to the emerging consumer Internet electronic commerce markets ("e-commerce"), using its technologies and data bases developed for the business-to-business market, to position the Company as a key enabler of electronic commerce for the apparel and accessories, textile, home furnishings and home design industries (the "Style industries"). As part of that shift in focus, the Company has sold certain of its CAD business-to-business product lines and has committed its assets and personnel to the expansion of business in enabling e-commerce in the Style industries. The Company's current focus on creating, marketing and servicing Internet web sites and other Internet applications in both the business-to-business and business-to-consumer market places, and on developing and marketing software and media facilitation aids for e-commerce, in the Style industries is not reflected by the ModaCAD name.

     As a result of the Company's launch of its "Styleclick.com" site, the Company believes that name will quickly come to represent the Company's new business focus. The Company is positioning Styleclick.com to be the one-stop consumer web site for visual comparative-shopping in the Style industries and for current news in relation to the Style industries.

     The Company believes that the name "Styleclick.com Inc." is more evocative of the Company's emerging and long-term future business focus and strategy than is "ModaCAD, Inc." Additionally, the new name should enable the Company as a whole to benefit to a greater extent from the planned promotional and advertising activities with respect to the Styleclick.com web site, thereby allowing the Company to leverage such promotional activities into increased visibility and name recognition of the Company both in the e-commerce and investment marketplaces.

     THE  BOARD  OF  DIRECTORS  OF  THE  COMPANY  UNANIMOUSLY   RECOMMENDS  THAT
SHAREHOLDERS VOTE TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "STYLECLICK.COM INC."

                                   PROPOSAL 6

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP, independent auditors, as the Company's principal accountants to audit the Company's consolidated financial statements for the year ending December 31, 1999, and recommends that shareholders vote for ratification of such appointment.

     The Company engaged Ernst & Young LLP as its new independent accountants as of April 19, 1999. During the two most recent fiscal years and through April 19, 1999, neither the Company nor any agent acting on the Company's behalf has consulted with Ernst and Young LLP on any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(i)(iv) of Regulation S-K) or a reportable event (as defined in Regulation S-K Item 304(a)(1)(v)) ("Reportable Event"). Ernst & Young LLP has been provided with a copy of the disclosures herein, has been requested to review such disclosures and has been provided with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification or discussion on the respects in which Ernst & Young LLP does not agree with the statements made herein. Ernst & Young has indicated that it agrees with the disclosures herein, and did not prepare such a letter to the SEC.

     On April 19, 1999, the Company dismissed Singer Lewak Greenbaum & Goldstein LLP ("SLGG") as its principal independent accountants. The reports of SLGG on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Company's Audit Committee participated in and approved the decision to change the Company's independent accountants. In connection with SLGG's audits for the two most recent fiscal years and through April 19, 1999, there have been no disagreements with SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of SLGG would have caused it to make reference thereto in its report on the financial statements of the Company for such years. During the two most recent fiscal years and through April 19, 1999, there have been no Reportable Events. The Company provided SLGG with a copy of the disclosures herein, as they originally appeared in Item 4 of the Company's Current Report on Form 8-K ("Form 8-K") filed with the SEC on April 20, 1999, and requested that SLGG furnish the Company with a letter addressed to the SEC stating whether or not SLGG agrees with such disclosures. The letter furnished by SLGG, which is attached as Exhibit 16 to the Form 8- K, stated that SLGG had read Item 4 of the Form 8-K , and agreed with the statements contained therein.

     Representatives of SLGG are not expected to be present at the Annual Meeting. A representative of Ernst & Young, LLP, however, is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITORS NAMED ABOVE.

                                   PROPOSAL 7

                                 OTHER BUSINESS

     The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, MODACAD, INC., 3861 SEPULVEDA BOULEVARD, CULVER CITY, CALIFORNIA 90230.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      Joyce Freedman
                                      Chairman
Los Angeles, California
May   , 1999

                                                                Preliminary Copy

PROXY                                                                      PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                  MODACAD, INC.
                       1999 Annual Meeting of Shareholders

     The undersigned shareholder of ModaCAD, Inc., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual meeting of Shareholders and Proxy Statement, each dated May __, 1999, and hereby appoints Joyce Freedman and Maurizio Vecchione, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held June 25, 1999, at 2:00 p.m., Pacific Daylight Time, at the principal offices of the Company located at 3861 Sepulveda Boulevard, Culver City, California 90230, and at any adjournment(s) thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth herein and on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

DO NOT FOLD, STAPLE OR MUTILATE.

                         (To be Signed on Reverse Side)

                                                                SEE REVERSE SIDE

                                  MODACAD, INC.
            PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY


1. ELECTION OF DIRECTORS:

Nominees: Joyce Freedman,  Lee Freedman,  Maurizio  Vecchione,  F. Stephen Wyle,
          Peter Frank and Leslie Saleson

                            FOR                                WITHHELD
                            ALL                                FROM ALL
                          NOMINEES                             NOMINEES


                            ----                                 ----

     FOR, except vote withheld from the following nominee(s):



    ----    --------------------------------------------------------------------
                                     List Nominee(s)

2.   ISSUANCE OF INVESTOR WARRANT SHARES AND PLACEMENT AGENT SHARES:

     To approve and reserve for issuance (i) up to 919,243 shares of the Company's Common Stock cumulatively issuable to Castle Creek Technology Partners LLC, Marshall Capital Management, Inc., Winfield Capital Corp. and Spinner Global Technology Fund, Ltd. (the "Investor Purchasers"), upon exercise of warrants purchased by the Investor Purchasers pursuant to the April 17, 1999, Securities Purchase Agreement the Company entered into with the Investor Purchasers; and (ii) up to 33,921 shares of the Company's Common Stock issuable to Paine Webber Incorporated and ING Baring Furman Selz LLC (the "Placement Agents"), upon exercise of warrants issued to the Placement Agents in consideration of services rendered to the Company in connection with the sale of the Company's Common Stock and warrants to purchase Common Stock to the Investor Purchasers.

             FOR                 AGAINST               ABSTAIN
             ----                 ----                  ----

             ----                 ----                  ----


3.   ISSUANCE OF PRIVATE PLACEMENT WARRANT SHARES:

     To approve and reserve for issuance up to 538,674 shares of the Company's Common Stock issuable to Intel Corporation ("Intel") upon exercise of warrants purchased by Intel pursuant to the April 7, 1999, Stock and Warrant Purchase and Investor Rights Agreement the Company entered into with Intel.

              FOR                 AGAINST               ABSTAIN
              ----                 ----                  ----

              ----                 ----                  ----


4.   AMENDMENT OF 1995 STOCK OPTION PLAN:

     To approve the amendment of the 1995 Stock Option Plan to increase the number of shares of Common Stock of the Company authorized for issuance under the 1995 Stock Option Plan by 850,000 shares to a cumulative total of 2,500,000 shares.

              FOR                 AGAINST               ABSTAIN
              ----                 ----                  ----

              ----                 ----                  ----


5.   CHANGE THE NAME OF THE COMPANY:

     To approve an amendment to the Company's Amended and Restated Articles of Incorporation to change the name of the Company from "Modacad, Inc." to "Styleclick.com Inc."

               FOR                 AGAINST               ABSTAIN
               ----                 ----                  ----

               ----                 ----                  ----

6.   APPOINTMENT OF INDEPENDENT AUDITORS:

     To ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the fiscal year ending December 31, 1999, as described in the Proxy Statement.

                FOR                 AGAINST               ABSTAIN
                ----                 ----                  ----

                ----                 ----                  ----


OTHER  BUSINESS:  In their  discretion,  the Proxies are authorized to vote upon
such  other   business  as  may   properly   come  before  the  meeting  or  any
adjournment(s) thereof.

Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

                                                     Dated              , 1999

                    Signature(s)

                         (This Proxy  should be marked,  dated and signed by the
                    shareholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                                   APPENDIX A

                                 MODACAD, INC.
                             1995 STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this 1995 Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees of the Company and its Subsidiaries, to promote the success of the Company's business and to enable the Employees to share in the growth and prosperity of the Company by providing them with an opportunity to purchase stock in the Company.

Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written stock option agreement.

     2. Definitions. As used herein, the following definitions shall apply:

(a) "Affiliate" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

(b) "Board" shall mean the Board of Directors of the Company.

(c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

(d) "Common Stock" shall mean the Common Stock of the Company.

(e) "Company" shall mean ModaCAD, Inc., a California corporation.

(f) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed.

(g) "Continuous Employment" or "Continuous Status As An Employee" shall mean the absence of any interruption or termination of employment or service as an Employee by or to the Company or any Parent or Subsidiary of the Company which now exists or is hereafter organized or acquired by or acquires the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Board or in the case of transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries or its successors.

(h) "Disability" shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months. In determining the Disability of an Optionee, the Board may require the Optionee to furnish proof of the existence of Disability and may select a physician to examine the Optionee. The final determination as to the Disability of the Optionee shall be made by the Board.

(i) "Disinterested Person" shall mean an administrator of the Plan who, during the one year prior to service as an administrator of the Plan, has not been granted or awarded and, during such service, is not granted or awarded stock, stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Affiliates, except for any plan under which the award of stock, stock options or stock appreciation rights is not subject to the discretion of any person or persons. The term "Disinterested Person" shall be interpreted in a manner consistent with the meaning of such term under Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

(j) "Employee" shall mean any person, including officers and directors, employed by the Company, its Parent, any of its Subsidiaries or its successors. A person shall not be deemed to be employed by the Company merely because such person is a member of the Board of Directors of the Company or a consultant to the Company.

(k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(l) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(m) "Nonstatutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

(n) "Option" shall mean a stock option granted pursuant to the Plan evidencing the grant of a right to an Employee pursuant to the Plan to purchase a specified number of Shares at a specified exercise price.

(o) "Option Agreement" shall mean a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

(p) "Optioned Stock" shall mean the Common Stock subject to an Option.

(q) "Optionee" shall mean an Employee who is granted an Option.

(r) "Parent" shall mean a "parent corporation," whether now or hereafter existing as defined in Sections 424(e) and (g) of the Code.

(s) "Plan" shall mean this 1995 Stock Option Plan.

(t) "Share" or "Shares" shall mean shares of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(u) "Stock Purchase Agreement" shall mean an agreement substantially in the form attached hereto as Exhibit B, or such other form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which is to be executed as a condition of purchasing Optioned Stock upon exercise of an Option.

(v) "Subsidiary" shall mean a subsidiary corporation whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

(w)  "Termination for Cause" shall mean termination of employment as a result of
(i) any act or acts by the Optionee constituting a felony under any federal, state or local law; (ii) the Optionee's willful and continued failure to perform the duties assigned to him or her as an Employee; (iii) any material breach by the Optionee of any agreement with the Company concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company; (iv) dishonesty, gross negligence or malfeasance by the Optionee in the performance of his or her duties as an Employee or any conduct by the Optionee which involves a material conflict of interest with any business of the Company or Affiliate; or (v) the Optionee's taking or knowingly omitting to take any other action or actions in the performance of Optionee's duties as an Employee without informing appropriate members of management to whom such Optionee reports, which action or actions, in the determination of the Board, have caused or substantially contributed to the material deterioration in the business or financial condition of the Company or any Affiliate, taken as a whole.

     3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold pursuant to the exercise of Options under the Plan is 1,155,281 Shares. The Shares may be authorized, but unissued or reacquired Shares. If an Option should expire or become unexercisable for any reason without having been exercised in full or if the Company repurchases Shares from the Optionee pursuant to the terms of a Stock Purchase Agreement, the unpurchased or repurchased Shares, respectively, which were subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for other Options under the Plan.
     4. Administration of the Plan.

(a) Procedure. The Plan shall be administered by the Board. Members of the Board who are eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Options to him or her.

The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. In the event the Company has a class of equity securities registered under Section 12 of the Exchange Act and unless the Board determines otherwise, from the effective date of such registration until six months after the termination of such registration, all grants of Options to persons subject to the provisions of Section 16(b) of the Exchange Act during any and all periods of time when all members of the Board do not qualify as Disinterested Persons shall be made by, or only in accordance with the recommendations of, a Committee of two or more persons having full authority to act in the matter and all of whom are Disinterested Persons.

(b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options and Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 7 of the Plan, the fair market value per Share; (iii) to determine the terms and conditions of vesting of Options, the exercise price of the Options and the consideration to be paid for shares upon the exercise of Options (which exercise price and consideration shall be determined in accordance with Section 7 of the Plan); (iv) to determine the Employees to whom, and the time or times at which,Options shall be granted, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option Agreement and each Stock Purchase Agreement (each of which need not be identical with the terms of other Options and Stock Purchase Agreements) and, with the consent of the holder thereof, to modify or amend each Option and Stock Purchase Agreement; (vii) to determine whether a stock repurchase agreement or other agreement will be required to be executed by any Employee as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (viii) to interpret the Plan, the Option Agreements, the Stock Purchase Agreements or any agreement entered into with respect to the grant or exercise of Options; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof: and (x) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

(c) Effect of the Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of Options.

     5. Eligibility. Options may be granted only to Employees (including employees of the Company who are also directors of the Company). An Employee who has been granted an Option may, if such Employee is otherwise eligible, be granted additional Options.

     6. Term of Plan. Effectiveness of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan prior to such shareholder approval subject to subsequent approval of the Plan by such shareholders. Shareholder approval shall be obtained by the affirmative votes of the holders of a majority of voting shares of the Company's capital stock present and entitled to vote at a meeting of shareholders duly held in accordance with the laws of the State of California or by such other means authorized under law. The Plan shall continue in effect for a term of ten years unless sooner terminated in accordance with the terms and provisions of the Plan.

     7. Option Price and Consideration.

(a) Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of a Nonstatutory Stock Option shall be not less than 85% of the "fair market value" per Share, as described below. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Incentive Option shall be the fair market value per Share. However, with respect to both Incentive Stock Options and Nonstatutory Stock Options, the exercise price shall be 110% of the fair market value per Share on the date of grant in the case of any Optionee who, at the time the Option is granted, owns stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries.

(b) Fair Market Value. The fair market value per Share on the date of grant shall be determined by the Board in its sole discretion, exercised in good faith; provided, however that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("Nasdaq") System), or, in the event the Common Stock is listed on a stock exchange or on The Nasdaq Stock Market, the fair market value per Share shall be the closing price on the exchange or on The Nasdaq Stock Market as of the date of grant of the Option, as reported in The Wall Street Journal.

(c) Payment of Consideration. The consideration to be paid for the Shares to be Issued upon exercise of an Option, including the method of payment, shall be determined by the Board in its discretion on the date of grant and may consist of cash, check, promissory notes or other forms of legally permitted consideration if authorized by the Board in connection with the grant of an Option.

     8. Options.

(a) Terms and Provisions of Options. As provided in Section 4 of this Plan and subject to any limitations specified herein, the Board shall have the authority to determine the terms and provisions of any Option granted under the Plan or any agreement required to be executed in connection with the grant or exercise of an Option. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement. Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof.

(b) Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Nonstatutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is 385,094 Shares. If an Option held by an Employee is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee and any replacement Option granted to such Employee shall also count against such limit.

(c) Term of Option. The term of each Option may be up to ten years from the date of grant thereof, as determined by the Board upon the grant of the Option and specified in the Option Agreement, except that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, shall not exceed five years from the date of grant thereof.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Shareholder. Any Option shall vest and become exercisable at such times, in such installments and under such conditions as may be determined by the Board, specified in the Option Agreement and as shall be permissible under the terms of the Plan, including performance criteria with respect to the Company and/or the Optionee as may be determined by the Board.

An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option, from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by an executed Stock Purchase Agreement (including the attachments thereto) substantially in the form of Exhibit B hereto and as may be modified by the Board from time to time, and any other agreements required by the terms of the Plan and/or the Option Agreement. Full payment may consist of such consideration and method of payment allowable under Section 7 of the Plan. Until the Option is properly exercised in accordance with the terms of this Section 8(d), no right to vote or to receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as Provided in Section 10 of the Plan.

As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares. No Option may be exercised unless the Plan has been duly approved by the shareholders of the Company in accordance with applicable law. Notwithstanding anything to the contrary herein, the terms of a Stock Purchase Agreement required to be executed and delivered in connection with the exercise of an Option may require the certificate or certificates representing the Shares purchased upon the exercise of an Option to be delivered and deposited with the Company as security for the Optionee's faithful performance of the terms and conditions of his or her Stock Purchase Agreement.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Status as an Employee. If an Optionee ceases to serve as an Employee for any reason other than death, Disability or Termination for Cause, and thereby terminates his or her Continuous Status As An Employee, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, such Optionee shall have the right to exercise the Option at any time within 30 days subsequent to the last day of such Optionee's Continuous Status As An Employee (unless at the time of grant of such Option the Board specified a longer period, not to exceed 90 days), provided, however, that no Option shall be exercisable after the expiration of the term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise the Option at the date of the terminating event, or if such Optionee does not exercise such Option (which such Optionee was entitled to exercise) within the time specified herein, the Option shall terminate. In the event that an Optionee's Continuous Status As An Employee terminates due to death or Disability, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, the Option may be exercised any time within 180 days subsequent to the death or Disability of the Optionee (unless at the time of grant of such Option the Board specified a longer period, not to exceed one year), provided, however, that no Option shall be exercisable after the expiration of the Option term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise such Option at the date of his or her termination due to death or Disability or if such Option is not exercised (to the extent it could be exercised) within the time specified herein, the Option shall terminate. If an Optionee's Continuous Employment with the Company terminates due to his or her Termination for Cause, his or her Option shall terminate as of the date of such Termination for Cause to the extent not exercised as of such date.

(e) Limit on Value of Optioned Stock. To the extent that the aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company, its Parent or its Subsidiaries, if any, exceeds $100,000, the Options in excess of such limit shall be treated as Nonstatutory Stock Options.

(f) Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in this Section 8, an Option may not be exercised, under any circumstances, after the expiration of its term.

     9. Nontransferability of Options. Options granted under this Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or as a transfer between spouses incident to a divorce, and any such attempt may result, at the discretion of the Board, in the termination of such Options. During the lifetime of the Optionee, his or her Option may be exercised only by such Optionee or his or her legal guardian.

     10. Adjustments Upon Changes in Capitalization or Merger.

(a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or repurchase of Shares from an Optionee upon termination of employment or service, as well as the exercise price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, combination, recapitalization or reclassification of the Common stock, or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (other than stock bonuses to Employees or directors); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Option.

(b) In the event of a proposed dissolution or liquidation of the Company or the sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding Shares are exchanged for or converted into cash or property or securities not of the Company, the Board shall (i) make provision for the assumption of all outstanding Options by the successor corporation or a Parent or a Subsidiary thereof, or (ii) declare that outstanding Options shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the Optionee (unless such 30-day period is waived by the Optionee) and shall give each Optionee the right to exercise his or her Option as to all or any part of the shares underlying such Option, including shares as to which such Options would not otherwise be exercisable, provided such exercise does not violate
Section 8(d)(ii) of the Plan.

(c) No fractional shares of Common Stock shall be issuable on account of any action described in this Section, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

     11. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option, provided, however, that if the Board determines that such grant shall be as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     12. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of the Code, except that, without approval of the holders of a majority of the shares of the Company's capital stock represented or present and entitled to vote at a valid meeting of the Company s shareholders at which action is taken on an amendment or revision, no such amendment or revision shall:

(i) Increase the number of Shares subject to the Plan, other than in connection with an adjustment under Section 10 of the Plan;

(ii) Materially change the designation of the class of Employees eligible to be granted Options;

(iii) Remove the administration of the Plan from the Board except to a Committee;

(iv) Materially increase the benefits accruing to participants under the Plan; or

(v) Extend the term of the Plan.

(b) Effect of Amendment or Termination. Except as otherwise provided in
Section 10, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

     13. Conditions Upon Issuance of Shares.

(a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) As a condition to the exercise of an Option, the Board may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and warranty to, the Company as may in the judgment of counsel to the Company be required under applicable law or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or to distribute such Shares if, in the opinion of counsel for the Company, such a representation is appropriate under any of the aforementioned relevant provisions of law.

     14. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available, such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and to sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or to sell such Shares as to which such requisite authority shall not have been obtained.

     15. Stock Option and Stock Purchase Agreements. Options shall be evidenced by written Option Agreements in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase Agreement in such form or forms as the Board shall approve from time to time.

     16. Effective Date and Term of Plan. The Plan shall become effective upon shareholder approval as provided in Section 17 of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under
Section 12 of the Plan.

     17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Board. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the shares of the Company represented or present and entitled to vote thereon. All Options granted prior to shareholder approval of the Plan are subject to such approval, and if such approval is not obtained within 12 months before or after the date the Plan is adopted by the Board all such Options shall expire and shall be of no further force or effect.

     18. Taxes, Fees, Expenses and Withholding of Taxes.

(a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

(b) The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

     19. Liability of Company. The Company, its Parent or any Subsidiary which is in existence or hereafter comes into existence shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Options intended to be Incentive Stock Options granted hereunder do not qualify as incentive stock options within the meaning of Section 422 of the Code.

     20. Information to Optionee. The Company shall provide without charge at least annually to each Optionee during the period his or her Option is outstanding a balance sheet and income statement of the Company. In the event that the Company provides annual reports or periodic reports to its shareholders during the period in which an Optionee's Option is outstanding, the Company shall provide to each Optionee a copy of each suchreport.

     21. Indemnification. No member of the Committee or of the Board shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving actual bad faith, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee or Board member is liable for actual bad faith in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, a Committee or Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     22. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be given in writing, addressed to the Company in care of its Secretary at its principal office, and any notice to be given to an Employee to whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his Option Agreement or Stock Purchase Agreement or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

     23. No Enlargement of Employee Rights. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment or service of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ or service of the Company, its Parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or to retire any Employee at any time with or without cause and with or without notice. No Employee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

     24. Legends on Certificates.

(a) Federal Law. Unless an appropriate registration statement is filed pursuant to the federal Securities Act of 1933, as amended, with respect to the Options and Shares issuable under this Plan, each document or certificate representing such Options or Shares shall be endorsed thereon with a legend substantially as follows:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

(b) Additional Legends. Each document or certificate representing the Options or Shares issuable under the Plan shall also contain legends as may be required under applicable blue sky laws or by any Stock Purchase Agreement or other agreement the execution of which is a condition to the exercise of an Option under this Plan.

     25. Availability of Plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

     26. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     27. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     28. Applicable Law. To the extent that federal laws do not otherwise control, this Plan shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws principles thereof.

                                 [END OF PLAN]

                            CERTIFICATE OF SECRETARY

     The undersigned Secretary of ModaCAD, Inc. (the "Company") hereby certifies that the Board of Directors of the Company by resolution adopted by unanimous written consent of the Board effective as of November __, 1995, and the shareholders of the Company by resolution adopted by written consent of the shareholders effective as of November __, 1995, approved and adopted the foregoing 1995 Stock Option Plan.

IN WITNESS WHEREOF, the undersigned has executed this document effective as of the _______ day of November, 1995.


                                                    ____________________________

                                                    ____________________________
                                                            Secretary
                                 Exhibit A-1

                                 MODACAD, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

     ModaCAD, Inc., a California corporation (the "Company"), hereby grants to ____________________________(the "Optionee") an option to purchase a total of
_____________ shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1995 Stock Option Plan (the "Plan") applicable to incentive stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, the capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

     1. Nature of the Option. This Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.  Date  of  Grant;  Term  of  Option.   This  Option  is  granted  as  of
_______________ and it may not be exercised later than _________________.

     3. Option Exercise Price. The Option exercise price is $________ per Share, which price is not less than the fair market value thereof on the date this Option was granted.

     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

(a) Right to Exercise. This Option shall vest and be exercisable, cumulatively [Specify vesting schedule, e.g., in five annual installments commencing on the first anniversary of the date of grant and continuing to vest as to one additional installment on every annual anniversary thereafter as long as the Optionee remains an Employee.]

(b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price and by an executed Stock Purchase Agreement if required by the Company. Payment of the exercise price shall be by cash or by check or by such other method of payment as is authorized by the Board in accordance with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and, shall be legended as set forth in the Plan, the Stock Purchase Agreement and/or as required under applicable law. This Option may not be exercised for a fraction of a Share.

(c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.

(d) No Shareholder Rights before Exercise and Issuance. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 8(d) of the Plan following the exercise of the Option as provided in this Agreement and the Plan.

     5. Investment Representations. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

(a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

(b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common Stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.

     6. Termination of Status as an Employee.

(a) If the Optionee's Continuous Employment terminates for any reason other than death, Disability or Termination for Cause, the Optionee shall have the right to exercise the Option at any time within 30 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

(b) If the Optionee's Continuous Employment terminates due to the death or Disability of the Optionee, the Option may be exercised at any time within 180 days after the date of such termination, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee (subject to any earlier termination of the Option as provided by its terms).

(c) Notwithstanding the foregoing regarding the exercise of the Option after the termination of Continuous Employment, the Option shall not be exercisable after the expiration of its term, as set forth in Section 2 herein, and the Option may be exercised only to the extent the Optionee was entitled to exercise it on the date Optionee's Continuous Employment with the Company terminated. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate.

(d) If the Optionee's Continuous Employment with the Company terminates due to his or her Termination for Cause, the Option shall terminate as of the date of such Termination for Cause, to the extent not exercised prior to such date.

     7. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any compensation or other consideration payable to the Optionee, any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option; and, if such compensation or consideration is insufficient, the Company may require Optionee to pay to the Company an amount sufficient to cover such withholding tax liability.

     8. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or a transfer between spouses incident to a divorce, and may be exercised during the lifetime of the Optionee only by such Optionee or his or her legal guardian. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     9. Continuation of Employment. Neither the Plan, this Option, nor any Option granted thereunder shall

(a) confer upon the Optionee any right whatsoever to continue in the employment of the Company or any of its Subsidiaries or

(b) limit or restrict in any respect the rights of the Company, which rights are hereby expressly reserved, to terminate the Optionee's employment and compensation at any time for any reason whatsoever, with or without cause, in the Company's sole discretion and with or without notice.

     10. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

     11. Entire Agreement. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

                                                  ModaCAD, Inc.,
                                                  a California corporation


Date: _____________________                       By: _________________________


                                                  Title: ______________________

The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof and of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Date: ____________________                        _____________________________
                                                  Signature of Optionee

                                                  _____________________________
                                                  Address

                                                  _____________________________
                                                  City    State      Zip Code

THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                                  Exhibit A-2

                                 MODACAD, INC.

                      NONSTATUTORY STOCK OPTION AGREEMENT

ModaCAD, Inc., a California corporation (the "Company"), hereby grants to _____________________________________ (the "Optionee") an option to purchase a total of _______ shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company's 1995 Stock Option Plan (the "Plan") applicable to nonstatutory stock options which terms and provisions are hereby incorporated by reference herein. Unless otherwise defined or the context herein otherwise requires, capitalized terms used herein shall have the same meanings ascribed to them in the Plan.

     1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

     2.  Date  of  Grant;  Term  of  Option.   This  Option  is  granted  as  of
______________, and it may not be exercised later than ___________________.

     3. Option Exercise Price. The Option exercise price is $__________ per Share, which price is not less than 85 % of the fair market value thereof on the date this Option was granted.

     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

(a) Right to Exercise. This Option shall vest and be exercisable, cumulatively [Specify vesting schedule, e.g., in five annual installments commencing on the first anniversary of the date of grant and continuing to vest as to one additional installment on every annual anniversary thereafter as long as the Optionee remains an Employee.]

(b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised, such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price and by an executed Stock Purchase Agreement if required by the Company. Payment of the exercise price shall be by cash or by check or by such other method of payment as is authorized by the Board in accordance with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and, shall be legended as set forth in the Plan, the Stock Purchase Agreement and/or as required under applicable law. This Option may not be exercised for a fraction of a Share.

(c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations.As a condition to the exercise of this Option, the Company may require the Optionee to make such representations and warranties to the Company as may be required by any applicable law or regulation.

(d) No Shareholder Rights before Exercise and Issuance. No rights as a shareholder shall exist with respect to the Shares subject to the Option as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 8(d)of the Plan following the exercise of the Option as provided in this Agreement and the Plan.

     5. Investment Representations. In connection with the acquisition of this Option, the Optionee represents and warrants as follows:

(a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent and not with a view to, or for resale in connection with, any distribution thereof.

(b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has,and could be reasonably assumed to have, the capacity to evaluate the merits and risks of purchasing Common stock of the Company and to make an informed investment decision with respect thereto and to protect Optionee's interests in connection with the acquisition of this Option and the Shares.

     6. Termination of Status as an Employee.

(a) If the Optionee's Continuous Employment terminates for any reason other than death, Disability or Termination for Cause, the Optionee shall have the right to exercise the Option at any time within 30 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

(b) If the Optionee's Continuous Employment terminates due to the death or Disability of the Optionee, the Option may be exercised at any time within 180 days after the date of such termination, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee (subject to any earlier termination of the Option as provided by its terms).

(c) Notwithstanding the foregoing regarding the exercise of the Option after the termination of Continuous Employment, the Option shall not be exercisable after the expiration of its term, as set forth in Section 2 herein, and the Option may be exercised only to the extent the Optionee was entitled to exercise it on the date Optionee's Continuous Employment with the Company terminated. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate.

(d) If the Optionee's Continuous Employment with the Company terminates due to his or her Termination for Cause, the Option shall terminate as of the date of such Termination for Cause, to the extent not exercised prior to such date.

     7. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law or otherwise, other than by will or by the laws of descent or distribution or a transfer between spouses incident to a divorce, and may be exercised during the lifetime of the Optionee only by such Optionee or his or her legal guardian. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. Continuation of Employment. Neither this Option, the Plan nor any Option granted thereunder shall

(a) confer upon the Optionee any right whatsoever to continue in the employment of the Company or any of its Subsidiaries or (b) limit or restrict in any respect the rights of the Company, which rights are hereby expressly reserved, to terminate the Optionee's employment and compensation at any time for any reason whatsoever, with or without cause, in the Company's sole discretion and with or without notice.

     9. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration or other amounts payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option.

     10. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company's Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by the Optionee or the persons entitled to exercise this Option.

     11. Entire Agreement. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

ModaCAD, Inc.,
a California corporation



Date: __________________                          By: _________________________

                                                  Title: ______________________

The Optionee hereby acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof and of this Agreement, and hereby accepts this Option subject to all of the terms and provisions thereof and of this Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Date: ____________________                        _____________________________
                                                  Signature of Optionee

                                                  _____________________________
                                                  Address

                                                  _____________________________
                                                  City    State      Zip Code


     THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXECUTION OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                                                For Use Upon Exercise of Options

                                   Exhibit B

                                 MODACAD, INC.

                            STOCK PURCHASE AGREEMENT

     This Agreement is made as of the _______ day of _______________, 19_____, by and between ModaCAD, Inc., a California corporation (the "Company"), and ________________________ ("Optionee"). Unless the context herein otherwise requires, capitalized terms used herein shall have the same meaning as such capitalized terms have under the Plan.

                                R E C I T A L S

A. Optionee was granted a Stock Option (the "Option") on _____________, pursuant to the Company's 1995 Stock Option Plan (the "Plan"), the terms and conditions of which are incorporated herein by reference.

B.  Pursuant  to said  Option,  Optionee  was  granted  the  right  to  purchase
____________ shares of the Company's common stock, as adjusted in accordance with the Plan (the "Optioned Shares").

C. Optionee has elected to exercise the Option to purchase _________ of such Optioned Shares (herein referred to as the "Shares") under the Stock Option Agreement evidencing said Option (the "Option Agreement").

D. As required by the Option Agreement, as a condition to Optionee's exercise of his or her Option, Optionee must execute this Agreement which gives the Company the right of first refusal upon transfer.

NOW, THEREFORE, IT IS AGREED between the parties as follows:

     1. Exercise of Option. Subject to the terms and conditions hereof, Optionee hereby agrees to exercise his or her Option or a portion thereof to purchase _____ Shares at $________ per Share, payable in accordance with the terms and provisions of the Option Agreement.

     2. Company's Right To Repurchase Shares.

(a) If an Optionee ceases to serve as an Employee for any reason, including death, Disability or otherwise, and thereby terminates his or her Continuous Status As An Employee, the Company shall have the right to repurchase all of the Shares purchased by Optionee hereunder, at a price to be determined as set forth below. Such right on the part of the Company shall commence upon the last day of such Optionee's Continuous Status As An Employee (the "Termination Date") and shall expire on the 90th day after the Termination Date.


b) The repurchase price shall be an amount equal to the higher of the exercise price of the Option or 100% of the Company's net book value per share times the number of shares to be repurchased. For purposes of the foregoing determination, the net book value shall mean the book value of the Company's assets net of all of the Company's liabilities as determined by the Company's accountants, in accordance with generally accepted accounting principles consistently applied, as of the last day of the last calendar quarter prior to the Termination Date. The repurchase price may be paid by the Company by check, evidence of cancellation of indebtedness of Optionee to Company, or some combination thereof, as the company acting in its sole discretion determines.

     3. Right of First Refusal. Before any Shares registered in the name of Optionee may be sold or transferred (including transfer by operation of law), such Shares shall first be offered to the Company at the same price, and upon the same terms (or terms as similar as reasonably possible), in the following manner:

(a) Optionee shall deliver a notice ("Notice") to the Company stating (i) his or her bona fide intention to sell or transfer such Shares, (ii) the number of such Shares to be sold or transferred, (iii) the price for which he or she proposes to sell or transfer such Shares, and (iv) the name of the proposed purchaser or transferee.

(b) Within 30 days after receipt of the Notice, the Company or its assignee may elect to purchase any or all Shares to which the Notice refers, at the price per share and on the same terms (or terms as similar as reasonably possible) specified in the Notice.

(c) If all or a portion of the Shares to which the Notice refers are not elected to be purchased pursuant to paragraph 3(b) hereof, Optionee may sell the Shares not purchased by the Company to any person named in the Notice at the price and terms specified in the Notice or at a higher price, provided that such sale or transfer is consummated within 60 days of the date of said Notice to the Company, and provided, further, that any such sale is in accordance with all the terms and conditions hereof. In the event of any transfer by operation of law or other involuntary transfer (including, but not limited to, by will or by the laws of descent or distribution) where there is no price established as a matter law, the Company shall have the right to repurchase all of the Shares purchased by Optionee hereunder, at a price to be determined as set forth in Section 2(b) above. In such event, Optionee or Optionee's estate shall notify the Company promptly after the happening of the event giving rise to the involuntary transfer. Within 30 days after receipt of such Notice, the Company or its assignee may elect to purchase any or all Shares to which the Notice refers.

     4. Termination of Repurchase Right and Right of First Refusal. Optionee's obligations and the Company's rights under paragraphs 2 and 3 above shall terminate upon the earlier of (i) the first sale of Common Stock by the Company to the public which raises an aggregate of not less than $5,000,000.00 in gross proceeds and which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act"), or (ii) the merger or consolidation of the Company into, or the sale of all or substantially all of the Company's assets to, another corporation, if immediately after such merger, consolidation or sale of assets, at least 50% of the capital stock of the Company or such other corporation is owned by persons who are not holders of capital stock of the Company immediately prior to such merger, consolidation or sale.

     5. Assignment. The Company may assign its rights under paragraphs 2 and 3 hereof to one or more persons, who shall have the right to so exercise such rights in his or her own name and for his or her own account. If the exercise of any such right requires the consent of the California Securities Commissioner or the consent of the Securities Commissioner, or the equivalent, of another state, the parties agree to cooperate in requesting such consent.

     6. Adjustment. If, from time to time during the term of the right of first refusal available pursuant to paragraph 3 hereof:

(a) There is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company; or

(b) There is any consolidation, merger or sale of all or substantially all of the assets of the Company; then, in such event, any and all new, substituted or additional securities or other property to which Optionee is entitled by reason of his or her ownership of Shares shall be immediately subject to the right of first refusal set forth in paragraph 3 hereof, and be included in the word "Shares" for all purposes with the same force and effect as the Shares presently subject to such right of first refusal (provided, however, if such consolidation, merger or sale of all, or substantially all, of the assets of the Company causes a termination of the right of first refusal set forth in paragraph 3 hereof, then such new, substituted or additional securities or other property shall not be included in the word "Shares" for the purposes of this paragraph).

     7. Legends. All certificates representing any Shares of the Company subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form unless in the opinion of the Company's counsel such legends are no longer necessary:

(a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR ITS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

(b) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     8. Investment Representations. Unless the Shares have been registered under the Act, in which event the Company will so advise Optionee in writing, Optionee agrees, represents and warrants, in connection with the proposed purchase of the Shares, as follows:

(a) Optionee represents and warrants that he or she is purchasing the Shares solely for Optionee's own account for investment and not with a view to, or for resale in connection with any distribution thereof within the meaning of the Act. Optionee further represents that he or she does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest of the Shares Optionee is purchasing is being purchased for, and will be held for the account of, Optionee only and neither in whole nor in part for any other person.

(b) Optionee represents and warrants that he or she is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee further represents that he or she has a preexisting personal or business relationship with the officers and directors of the Company and that Optionee has such knowledge and experience in business and financial matters to enable him to evaluate the risks of the prospective investment and to make an informed investment decision with respect thereto and that he or she has the capacity to protect his or her own interests in connection with the purchase of the Shares. Optionee further represents and warrants that Optionee has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as he or she deems necessary and appropriate to enable Optionee to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

(c) Optionee represents and warrants that he or she realizes that Optionee's purchase of the Shares will be a speculative investment and that he or she is able, without impairing Optionee's financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on his or her investment.

(d) Optionee represents and warrants that the Company has disclosed to him or her in writing: (i) the sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available, and that the Company is under no obligation to register the Shares; and (ii) the Company shall make a notation in its records of the aforementioned restrictions on transfer and legends.

(e) Optionee represents and warrants that he or she is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer) in a non-public offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than two (2) years from the date Optionee has purchased and paid for the Shares; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited "brokers' transaction" or in a transaction directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and that any sale of the Shares may be made by Optionee, if he or she is an affiliate of the Company, only in limited amounts during any three-month period not exceeding specified limitations. Optionee further represents that Optionee understands that at the time he or she wishes to sell the Shares there may be no public market upon which to make such a sale and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, he or she may be precluded from selling the Shares under Rule 144 even if the two-year minimum holding period had been satisfied. Optionee represents that he or she understands that in the event the applicable requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Without in any way limiting Optionee's representations and warranties set forth herein, Optionee further agrees that he or she shall in no event make any disposition of all or any portion of the Shares which Optionee is purchasing unless and until:

(i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii) Optionee shall have (x) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (y) furnished the Company with an opinion of his or her own counsel to the effect that such disposition will not require registration of such shares under the Act, and such opinion of his or her counsel shall have been concurred in by counsel for the Company and the Company shall have advised Optionee of such concurrence.

     9. Escrow. As security for his or her faithful performance of the terms of this Agreement and to insure the availability for delivery of Optionee's Shares upon exercise of the Company's right to repurchase and right of first refusal herein provided for, Optionee agrees to deliver to and deposit with the Secretary of the Company or the Secretary's nominee (in either case, the "Escrow Agent"), as Escrow Agent in this transaction, two Assignment Separate From Certificates duly endorsed (with date and number of shares blank) in the form attached hereto as Attachment A, together with the certificate or certificates evidencing the Shares; said documents are to be held by the Escrow Agent and delivered to said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Optionee set forth in Attachment B attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder.

     10. Restriction on Alienation. Optionee agrees that he or she will not sell, transfer, gift pledge, hypothecate, assign or otherwise dispose of any of the Shares or any right or interest therein, whether voluntary, by operation of law or otherwise, without the prior written consent of the Company, except a transfer which meets the requirements of this Agreement. Any sale, transfer, gift, pledge, hypothecation, assignment or disposition or purported sale, transfer or other disposition of such Shares by Optionee shall be null and void unless the terms, conditions and provisions of this Agreement are strictly observed.

     11. Lockup Agreement. Optionee, if requested by the Company and an underwriter of Common Stock or other securities of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by the Optionee during the period not to exceed 18 months as requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, provided that all officers and directors of the Company are required or agreed to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares or other securities subject to the foregoing restriction until the end of such period.

     12. Miscellaneous.

(a) The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

(b) Subject to the provisions of this Agreement, Optionee shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the purchased Shares.

(c) The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

(d) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his or her address hereinafter shown below his or her signature or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

(e) This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to all compliance with the restrictions on transfer herein set forth, be binding upon Optionee, his or her heirs, executors, administrators and permitted successors and assigns.

(f) This Agreement shall be construed under the laws of the State of California and constitutes the entire Agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.

(g) Optionee agrees that, until a public market for the Shares exists, the Shares cannot be readily purchased, sold, or evaluated in the open market, that they have a unique and special value, and that the Company and its stockholders would be irreparably damaged if the terms of this Agreement were not capable of being specifically enforced, and for this reason, among others, Optionee agrees that the Company shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies of the Company.

(h) If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

(i) Nothing in this Agreement shall be deemed to create any term of employment or affect in any manner whatsoever the right or power of the Company to terminate Optionee's employment, for any reason, with or without cause.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                  ModaCAD, Inc.
                                                  a California corporation

                                                  By: _________________________

                                                  Title: ______________________

                                                  OPTIONEE

                                                  _____________________________

                                                  Address: ____________________

                                                  _____________________________

                                    CONSENT

     The undersigned spouse of Optionee acknowledges that he/she has read the foregoing Agreement and agrees that his or her interest, if any, in the Shares subject to the foregoing Agreement shall be irrevocably bound by this Agreement and further understands and agrees that any community property interest, if any, shall be similarly bound by this Agreement.

Date: ___________________________            _________________________________
                                             Spouse of Optionee

                                             Spouse's Name: __________________


                                  ATTACHMENT A


                      ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED _____________________________________ hereby sells, assigns and transfers unto _____________________________________________ (________)
shares of the Common Stock (the "Shares") of ModaCAD, Inc., a California corporation (the Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. __________ herewith, and does hereby irrevocably constitute and appoint ______________ attorney to transfer the Shares on the books of the Company with full power of substitution in the premises.


Dated: ________________________


Signature: ____________________


                                                      For Use with Stock Options

                                  ATTACHMENT B

                           JOINT ESCROW INSTRUCTIONS

                           ___________________, 199__


__________________________
Secretary
ModaCAD, Inc.
1954 Cotner Avenue
Los Angeles, CA 90025


Dear _____________________:

     As Escrow Agent for both ModaCAD, Inc., a California corporation (the "Company"), and the undersigned grantee of an option to purchase stock of the Company ("Optionee"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase Agreement (the "Agreement"), dated as of _________________, 199__, to which a copy of these Joint Escrow Instructions is attached as Attachment B, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") shall elect to exercise the repurchase right set forth in Section 2 of the Agreement or the right of first refusal set forth in Section 3 of the Agreement (collectively, "Repurchase Rights"), the Company shall give to Optionee and you a written notice specifying the number of shares of stock to be purchased, the exercise price, and the time for a closing hereunder at the principal office of the Company. Optionee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed. (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the exercise price (by check, evidence of cancellation of indebtedness of Optionee to the Company or a promissory note, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Rights.

     3. Optionee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said stock as defined in the Agreement. Optionee does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated.

     4. This escrow shall terminate at such time as there are no longer any shares of stock subject to the Repurchase Rights under the Agreement.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Optionee, you shall deliver all of same to Optionee and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Optionee while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of you own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint any officer or employee of the Company as successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other address as a party may designate by ten
(10) days advance written notice to each of the other parties hereto.

COMPANY:                 ModaCAD, Inc.
                         1954 Cotner Avenue
                         Los Angeles, CA 90025
                         Attention: Secretary


OPTIONEE:                __________________________________

                         __________________________________

                         __________________________________

ESCROW AGENT:            ModaCAD, Inc.
                         1954 Cotner Avenue
                         Los Angeles, CA 90025
                         Attention: Secretary

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                                             Very truly yours,

                                             ModaCAD, Inc.,
                                             a California corporation


                                             By: _____________________________

                                             Title: __________________________


                                             OPTIONEE


                                             _________________________________

                                             Address: ________________________

                                             _________________________________

                                             Agreed to and accepted as of the
                                             date set forth above.

                                             ESCROW AGENT


                                             _________________________________
                                             Secretary

                               AMENDMENT NO. 1 TO
                                  MODACAD, INC.
                             1995 STOCK OPTION PLAN


     ModaCAD, Inc.'s 1995 Plan shall be amended as follows:

     The text of Section 2(i), "Disinterested Person," of the ModaCAD, Inc. 1995 Stock Option Plan (the "Plan") shall be deleted. The current sub-section (j) (entitled "Employee") shall be designated subsection (i); the current sub-section (k) (entitled "Exchange Act") shall be designated (j); and the current sub-section (l) (entitled "Incentive Stock Option") shall be designated
(k).

     A new sub-section shall be inserted as sub-section (m) to read in its entirety as follows:

          "Non-Employee Director" shall have that meaning, and shall be interpreted in a manner consistent with, the meaning of such term under Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as amended from time to time. "Director" shall mean a duly elected and qualified member of the Board.

     The second paragraph of Section 4(a) of the Plan is hereby amended to read in its entirety as follows:

          The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. In the event the Company has a class of equity securities registered under Section 12 of the Exchange Act and unless the Board determines otherwise, from the effective date of such registration until six months after the termination of such registration, all grants of Options to persons subject to the provisions of Section 16(b) of the Exchange Act shall be made by the Board or in accordance with the recommendations of a Committee of two or more persons having full authority to act in the matter and all of whom are Non-Employee Directors.


Dated:   November 26, 1996

                               AMENDMENT NO. 2 TO
                                  MODACAD, INC.
                             1995 STOCK OPTION PLAN


     The first sentence of Section 3 of the ModaCAD, Inc. 1995 Stock Option Plan shall be amended to read in its entirety as follows:


          (b) Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold pursuant to the exercise of Options under the Plan is 750,000 Shares.



Dated:   June 10, 1997

                               AMENDMENT NO. 3 TO
                                  MODACAD, INC.
                             1995 STOCK OPTION PLAN



     The first sentence of Section 3 of the ModaCAD, Inc. 1995 Stock Option Plan shall be amended to read in its entirety as follows:


          (b) Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold pursuant to the exercise of Options under the Plan is 1,650,000 Shares.



Dated:   April 8, 1998

                               AMENDMENT NO. 4 TO
                                  MODACAD, INC.
                             1995 STOCK OPTION PLAN

     ModaCAD Inc.'s 1995 Stock Option Plan, as previously amended by Amendment No. 1 dated November 26, 1996; Amendment No. 2 dated June 10, 1997; and Amendment No. 3 dated April 8, 1998 (as so amended, the "Plan"), is hereby further amended as follows:

1. Section 1 of the Plan shall be amended by adding the words ", and consultants to," after the words "Employees of" in the second and fourth lines thereof.

2. Subsection 2(n) of the Plan shall be amended to read in its entirety as follows:

          (n) "Option" shall mean a stock option granted pursuant to the Plan evidencing the grant of a right to an Optionee pursuant to the Plan to purchase a specified number of Shares at a specified exercise price.

3. Subsection 2(q) of the Plan shall be amended to read in its entirety as follows:

          (q) "Optionee" shall mean an Employee or a consultant to the Company who is granted an Option.

4. Subsection 2(w) of the Plan shall be amended to read in its entirety as follows:

          (w) "Termination for Cause" shall mean termination of employment or consultancy relationship between the Company and the Optionee as a result of (i) any act or acts by the Optionee constituting a felony under any federal, state or local law; (ii) the Optionee's willful and continued failure to perform the duties assigned to him or her as an Employee or a consultant (iii) any material breach by the Optionee of any agreement with the Company concerning his or her employment or consultancy relationship or other understanding concerning the terms and conditions of employment by the Company or consultancy relationship; (iv) dishonesty, gross negligence or malfeasance by the Optionee in the performance of his or her duties as an Employee or a consultant or any conduct by the Optionee which involves a material conflict of interest with any business of the Company or Affiliate; or (v) the Optionee's taking or knowingly omitting to take any other action or actions in the performance of Optionee's duties as an Employee or a consultant without informing appropriate members of management to whom such Optionee reports, which action or actions, in the determination of the Board, have caused or substantially contributed to the material deterioration in the business or financial condition of the Company or any Affiliate, taken as a whole.

5. Subsection 4(b) of the Plan shall be amended to read in its entirety as follows:

          (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options and Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 7 of the Plan, the fair market value per Share; (iii) to determine the terms and conditions of vesting of Options, the exercise price of the Options and the consideration to be paid for shares upon the exercise of Options (which exercise price and consideration shall be determined in accordance with
     Section 7 of the Plan); (iv) to determine the Employees or consultants to whom, and the time or times at which, Options shall be granted, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option Agreement and each Stock Purchase
     Agreement (each of which need not be identical with the terms of other Options and Stock Purchase Agreements) and, with the consent of the holder thereof, to modify or amend each Option and Stock Purchase Agreement; (vii) to determine whether a stock repurchase agreement or other agreement will be required to be executed by any Employee or consultant as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (viii) to interpret the Plan, the Option Agreements, the Stock Purchase Agreements or any agreement entered into with respect to the grant or exercise of Options; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof: and (x) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

6.   Section 5 of the Plan shall be amended to read in its entirety as follows:

          5. Eligibility. Options may be granted to Employees (including employees of the Company who are also directors of the Company) and consultants of the Company. An Employee or consultant who has been granted an option may, if such Employee or consultant is otherwise eligible, be granted additional Options.

7. Subsection 8(b) of the Plan shall be amended to read in its entirety as follows:

          (b) Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Nonstatutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is 385,094 Shares. If an Option held by an Employee or a consultant is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee or consultant and any replacement Option granted to such Employee or consultant shall also count against such limit.

8. Subsection 8(d)(ii) of the Plan shall be amended to read in its entirety as follows:

          (ii) Termination of Status as an Employee or a Consultant. If an Optionee ceases to serve as an Employee or a consultant for any reason other than death, Disability or Termination for Cause, and thereby terminates his or her Continuous Employment with the Company or status as a consultant, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, such Optionee shall have the right to exercise the Option at any time within 30 days subsequent to the last day of such Optionee's Continuous Employment with the Company or status as a consultant (unless at the time of grant of such Option the Board specified a longer period, not to exceed 90 days), provided, however, that no Option shall be exercisable after the expiration of the term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise the Option at the date of the terminating event, or if such Optionee does not exercise such Option (which such Optionee was entitled to exercise) within the time specified herein, the Option shall terminate. In the event that an Optionee's Continuous Employment with the Company or status as a consultant terminates due to death or Disability, to the extent that such Optionee was entitled to exercise the Option at the date of such termination, the Option may be exercised any time within 180 days subsequent to the death or Disability of the Optionee (unless at the time of grant of such Option the Board specified a longer period, not to exceed one year), provided, however, that no Option shall be exercisable after the expiration of the Option term set forth in the Option Agreement. To the extent that such Optionee was not entitled to exercise such Option at the date of his or her termination due to death or Disability or if such Option is not exercised (to the extent it could be exercised) within the time specified herein, the Option shall terminate. If an Optionee's Continuous Employment with the Company or status as a consultant terminates due to his or her Termination for Cause, his or her Option shall terminate as of the date of such Termination for Cause to the extent not exercised as of such date.

9.   Section 11 of the Plan shall be amended to read in its entirety as follows:

          11. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option, provided, however, that if the Board determines that such grant shall be as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Employee or consultant to whom an Option is so granted within a reasonable time after the date of such grant.


10.  Section 22 of the Plan shall be amended to read in its entirety as follows:

          22. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be given in writing, addressed to the Company in care of its Secretary at its principal office, and any notice to be given to an Employee or a consultant to whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his Option Agreement or Stock Purchase Agreement or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

11.  Section 23 of the Plan shall be amended to read in its entirety as follows:

          23. No Enlargement of Employee or Consultant Rights. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee or consultant, or to be consideration for or a condition of the employment or service of any Employee or consultant. Nothing contained in this Plan shall be deemed to give any Employee or consultant the right to be retained in the employ or service of the Company, its Parent, Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporations to discharge or to retire any Employee or consultant at any time with or without cause and with or without notice. No Employee or consultant shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Employee or consultant, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

Dated:   July 2, 1998

                               AMENDMENT NO. 5 TO
                                  MODACAD, INC.
                             1995 STOCK OPTION PLAN



     The first sentence of Section 3 of the ModaCAD, Inc. 1995 Stock Option Plan, as previously amended by Amendment No. 1 dated November 26, 1996; Amendment No. 2 dated June 10, 1997; Amendment No. 3 dated April 8, 1998; and Amendment No. 4 dated July 2, 1998 (as so amended, the "Plan"), is hereby amended to read in its entirety as follows:


          (b) Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold pursuant to the exercise of Options under the Plan is 2,500,000 Shares.



Dated:   May 4, 1999